As filed with the Securities and Exchange Commission on February 28, 2008

Registration Nos. 33-46593

811-06578

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 23	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 24	☒

The Glenmede Portfolios

(Exact Name of Registrant as Specified in Charter)

Two Avenue de Lafayette

LCC-6

Boston, MA 02111

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

1-800-442-8299

Michael P. Malloy, Esq.

Secretary

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA  19103-6996

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Prospectus

February 28, 2008

Money Market Portfolios

Government Cash Portfolio

Tax-Exempt Cash Portfolio

Bond Portfolios

Core Fixed Income Portfolio

Muni Intermediate Portfolio

New Jersey Muni Portfolio

Investment Advisor

Glenmede Investment Management LP

The Securities and Exchange Commission has not approved or disapproved the Portfolios’ securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	3

INVESTMENTS	17

PRICE OF PORTFOLIO SHARES	24

PURCHASE OF SHARES	25

REDEMPTION OF SHARES	26

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES OF THE PORTFOLIOS	26

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	26

DIVIDENDS AND DISTRIBUTIONS	27

TAXES	27

MANAGEMENT OF THE PORTFOLIOS	31

GENERAL INFORMATION	32

FINANCIAL HIGHLIGHTS	32

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RISK/RETURN SUMMARY

Money Market Portfolios

	Investment Objective	Principal Investment Strategies

Government Cash Portfolio	Maximum current interest income consistent with the preservation of capital and liquidity.

The Portfolio invests primarily in short-term securities issued by the U.S. Treasury or U.S. Government-related agencies, and repurchase agreements secured by securities issued or sponsored by such entities.

Tax-Exempt Cash Portfolio	Maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

The Portfolio invests primarily in tax-exempt short-term, high quality municipal obligations, including, for example, project and demand notes, tax, revenue or bond anticipation notes, municipal bonds, variable rate demand notes and non-rated privately placed securities.

The Government Cash and Tax-Exempt Cash Portfolios (the “Money Market Portfolios”) invest in securities which Glenmede Investment Management LP (the “Advisor”) believes present minimal credit risks at the time of purchase and which mature or provide for redemption within 13 months from the date of purchase. The dollar-weighted average maturity of each Money Market Portfolio is expected to be 90 days or less.

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Bond Portfolios

Important Concept

Total return consists of net income (dividend and interest income from portfolio securities, less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.

	Investment Objective	Principal Investment Strategies

Core Fixed Income Portfolio	Maximum long-term total return consistent with reasonable risk to principal.

The Portfolio invests primarily in mortgage-backed and fixed income securities issued by the U.S. Treasury or U.S. Government-related agencies. The Portfolio may also invest in privately issued mortgage-backed securities, debt obligations of domestic and foreign companies and repurchase agreements collateralized by U. S. Government securities. It may also enter into reverse repurchase agreements.

The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return. Such securities will be rated at least A by Standard & Poor’s® Rating Group (“S&P®”) or Moody’s Investors Service, Inc. (“Moody’s”) and if unrated, determined to be of comparable quality at the time of purchase.

Muni Intermediate Portfolio	As high a level of current income exempt from Federal income tax as is consistent with preservation of capital.	The Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies, instrumentalities and

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authorities, including regional governmental authorities.

New Jersey Muni Portfolio	As high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

The Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities, including regional governmental authorities.

The Muni Intermediate and New Jersey Muni Portfolios (the “Muni Portfolios”) purchase municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Muni Portfolios generally sell municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.

Each Muni Portfolio will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody’s (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody’s in the case of notes. Each Muni Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase.

The Core Fixed Income and Muni Portfolios (the “Bond Portfolios”) expect to maintain a dollar-weighted average maturity of 3 to 10 years.

Principal Risks of Investing

All Portfolios	The strategy that the Advisor uses may fail to produce the intended result.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

All Bond Portfolios

The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due. Therefore, you could lose money by investing in the Bond Portfolios. Fixed

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income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater to the extent that the Bond Portfolios invest in long-term securities.

Government Cash Portfolio Core Fixed Income Portfolio

The Government Cash and Core Fixed Income Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Core Fixed Income Portfolio

The Core Fixed Income Portfolio may make loans through collateralized repurchase agreements. It may also borrow money through reverse repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower’s securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

The Core Fixed Income Portfolio is subject to prepayment risk. Prepayment risk is the risk that a debt security may be paid off and the proceeds returned to the Portfolio earlier than anticipated. Depending on market conditions, proceeds may be reinvested at lower interest rates.

Because the Core Fixed Income Portfolio may engage in active and frequent trading of portfolio securities, its portfolio turnover rate may exceed 100%. This could result in relatively high execution expenses and other transaction

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costs, which would affect the Portfolio’s performances over time. In addition, you may incur taxes on any realized capital gains, a significant portion of which could be taxed at ordinary income tax rates.

Muni Portfolios

The Muni Intermediate Portfolio and New Jersey Muni Portfolio are subject to additional risks. Because the Muni Intermediate Portfolio invests primarily in Pennsylvania municipal obligations and the New Jersey Muni Portfolio invests primarily in New Jersey municipal obligations, they are classified as non-diversified. This means that each Muni Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio’s performance will be dependent upon a smaller category of securities than is a diversified portfolio. Accordingly, each Muni Portfolio may experience greater fluctuations in net asset value and may have greater risk of loss.

The Muni Intermediate Portfolio and the New Jersey Muni Portfolio are each especially susceptible to the economic, political and regulatory events that affect Pennsylvania and New Jersey, respectively.

The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states’ municipal securities, and the U.S. Supreme Court is currently reviewing that decision. If the U.S. Supreme Court affirms the Kentucky court’s holding, such a decision might adversely affect Pennsylvania and New Jersey’s tax exemptions for municipal bonds and the market for single-state municipal bond funds, such as the Muni Intermediate and New Jersey Muni Portfolios.

Each of the Muni Portfolios is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a Portfolio’s value.

All Money Market Portfolios

Although the Money Market Portfolios invest in money market instruments which the Advisor believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Although the Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolios.

The Government Cash Portfolio may make loans through collateralized repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower’s securities, the Portfolio could suffer a loss if the borrower

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defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

Portfolio Holdings	A description of the Funds’ policies and procedures with respect to the disclosure of the Portfolios’ securities is available in the Portfolios’ combined Statement of Additional Information (“SAI”).

Who may want to invest in the

Bond Portfolios	The Bond Portfolios may be appropriate for you if you seek a regular stream of income with higher potential returns than money market funds and if you are also willing to accept more risk.

Money Market Portfolios

The Money Market Portfolios may be appropriate for you if you seek monthly income with minimal risk to principal. The Money Market Portfolios are not appropriate for you if you are seeking a high level of monthly income or long-term total return.

Bar Charts and Performance Tables

The bar charts and tables below, which show the Portfolios’ annual total returns and long-term performance, provide some indication of the risks of investing in the Portfolios. The bar charts and performance tables assume reinvestment of dividends and distributions. The Portfolios’ past performance, before and after-taxes, does not necessarily indicate how they will perform in the future.

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The bar charts show how the performance of the Portfolios has varied from year to year.

Government Cash Portfolio

1998	5.51%
1999	5.07%
2000	6.36%
2001	4.15%
2002	1.76%
2003	1.08%
2004	1.21%
2005	3.08%
2006	4.90%
2007	5.07%

During the periods shown in the bar chart, the highest quarterly return was 1.65% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.22% (for the quarters ended March 31, 2004 and June 30, 2004).

Tax-Exempt Cash Portfolio

1998	3.30%
1999	3.11%
2000	3.96%
2001	2.48%
2002	1.22%
2003	0.84%
2004	0.98%
2005	2.16%
2006	3.21%
2007	3.40%

During the periods shown in the bar chart, the highest quarterly return was 1.05% (for the quarter ended June 30, 2000) and the lowest quarterly return was 0.17% (for the quarter ended September 30, 2003).

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Core Fixed Income Portfolio

1998	9.08%
1999	(0.64)%
2000	10.75%
2001	8.06%
2002	10.58%
2003	2.62%
2004	4.06%
2005	2.32%
2006	3.61%
2007	6.92%

During the periods shown in the bar chart, the highest quarterly return was 5.18% (for the quarter ended September 30, 2002) and the lowest quarterly return was (2.65)% (for the quarter ended June 30, 2004).

Muni Intermediate Portfolio

1998	5.57%
1999	0.86%
2000	7.23%
2001	5.01%
2002	8.74%
2003	3.87%
2004	2.49%
2005	1.37%
2006	3.38%
2007	4.31%

During the periods shown in the bar chart, the highest quarterly return was 3.96% (for the quarter ended September 30, 2002) and the lowest quarterly return was (1.88)% (for the quarter ended June 30, 2004).

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New Jersey Muni Portfolio

1998	5.67%
1999	(0.16)%
2000	7.95%
2001	5.45%
2002	8.71%
2003	3.37%
2004	2.04%
2005	1.71%
2006	3.33%
2007	4.62%

During the periods shown in the bar chart, the highest quarterly return was 3.81% (for the quarter ended September 30, 2002) and the lowest quarterly return was (1.60)% (for the quarter ended June 30, 2004).

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The Portfolios’ Average Annual Total Returns

for the Periods Ended December 31, 2007

The tables show how each Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices.

After-tax returns for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not provided for the Government Cash and Tax-Exempt Cash Portfolios. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Money Market Portfolios

•	iMoneyNet’s Government All Average™ is comprised of money market funds investing in U.S. treasury securities and government agency obligations.

•

iMoneyNet’s National Retail Tax-Free Average™ is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax.

It is not possible to invest directly in an index.

	Past 1 Year	Past 5 Years	Past 10 Years
Government Cash Portfolio	5.07%	3.05%	3.80%
iMoneyNet’s Government All Average™	4.54%	2.60%	3.31%

7 Day Yield as of December 31, 2007: 4.48%

	Past 1 Year	Past 5 Years	Past 10 Years
Tax-Exempt Cash Portfolio	3.40%	2.11%	2.46%
iMoneyNet’s National Retail Tax-Free Average™	3.01%	1.71%	2.04%

7 Day Yield as of December 31, 2007: 3.19%

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Bond Portfolios

•

The Lehman Brothers® U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

•

The Morningstar Intermediate-Term Bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values. Whatever types of bonds they hold, these funds are less sensitive to interest rates, and therefore less volatile, than funds that have longer durations.

•	The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.

•

The Morningstar Muni Single-State Intermediate short funds invest in bonds issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state. To get that state-tax benefit, these funds buy bonds from one state, which does have its risks. Still, they favor bonds with durations of less than seven years, which makes them less sensitive to interest rates and less risky than muni funds that focus on bonds with longer durations.

•

The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: The Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index; Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.

It is not possible to invest directly in an index.

	Past 1 Year	Past 5 Years	Past 10 Years
Core Fixed Income Portfolio
Return Before Taxes	6.92%	3.89%	5.67%

Return After Taxes on Distributions	5.21%	2.33%	3.63%

Return After Taxes on Distributions and Sale of Fund Shares	4.45%	2.40%	3.58%
Lehman Brothers U.S. Aggregate Bond Index(1)	6.97%	4.42%	5.97%
Morningstar Intermediate-Term Bond funds	4.62%	3.89%	5.01%

(1) Reflects no deduction for fees, expenses or taxes.

	Past 1 Year	Past 5 Years	Past 10 Years
Muni Intermediate Portfolio
Return Before Taxes	4.31%	3.08%	4.26%

Return After Taxes on Distributions	4.31%	3.08%	4.26%

Return After Taxes on Distributions and Sale of Fund Shares	4.10%	3.16%	4.26%
Lehman Brothers Municipal 5-Year Bond Index(1)	5.12%	3.34%	4.57%
Morningstar Muni Single-State Intermediate short funds	2.02%	2.96%	3.89%
Lehman Municipal 1-10 Year Blend Index(1)	4.79%	3.49%	4.61%

(1) Reflects no deduction for fees, expenses or taxes.

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	Past 1 Year	Past 5 Years	Past 10 Years

New Jersey Muni Portfolio
Return Before Taxes	4.62%	3.01%	4.23%

Return After Taxes on Distributions	4.60%	2.98%	4.22%

Return After Taxes on Distributions and Sale of Fund Shares	4.35%	3.11%	4.22%
Lehman Brothers Municipal 5-Year Bond Index(1)	5.12%	3.34%	4.57%
Morningstar Muni Single-State Intermediate short funds	2.02%	2.96%	3.89%
Lehman Municipal 1-10 Year Blend Index(1)	4.79%	3.49%	4.61%

(1) Reflects no deduction for fees, expenses or taxes.

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Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

	Money Market Portfolios				Bond Portfolios
	Government Cash Portfolio		Tax- Exempt Cash Portfolio		Core Fixed Income Portfolio		Muni Intermediate Portfolio		New Jersey Muni Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)(1)	1.25%		1.25%		1.25	%(2)	1.25%		1.25%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.10	%(3)	0.10	%(3)	0.35%		0.30	%(3)	0.30	%(3)
Fee Waiver(3)	(0.10)%		(0.10)%				(0.30)%		(0.30)%
Other Expenses(4)	0.18%		0.18%		0.20%		0.29%		0.31%
Total Annual Portfolio Operating Expenses	0.18%		0.18%		0.55%		0.29%		0.31%

(1)

Investors in the Portfolios may be clients of The Glenmede Trust Company, N.A. (“Glenmede Trust”) or its affiliated companies (“Affiliates”). The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees (“Client Fees”) charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See “Purchase of Shares.”

(2)	Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Core Fixed Income Portfolio when calculating Client Fees.

(3)

The Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios do not pay any advisory fees to the Advisor or its Affiliates. The “Management Fees” in the above table represent the amount that the Advisor currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Fee Waiver” in the above table because the Advisor does not charge any advisory fees to the Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios.

(4)

“Other Expenses” for the Portfolios include costs of administration, custody, accounting services, and similar expenses. “Other Expenses” also include shareholder servicing fees of 0.10% of average daily net assets payable to Glenmede Trust by the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios and 0.15% of average daily net assets payable to Glenmede Trust by the Muni Intermediate and New Jersey Muni Portfolios.

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Example

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Money Market Portfolios		Bond Portfolios
	Government Cash Portfolio	Tax-Exempt Cash Portfolio	Core Fixed Income Portfolio	Muni Intermediate Portfolio	New Jersey Muni Portfolio
One Year	$18	$18	$56	$30	$32
Three Years	$58	$58	$176	$93	$100
Five Years	$101	$101	$307	$163	$174
Ten Years	$230	$230	$689	$368	$393

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INVESTMENTS

Objective and Principal Strategies

To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios’ investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

The investment objectives of the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios may be changed by the Board of Directors of The Glenmede Fund, Inc. (“Glenmede Fund”) without shareholder approval. The investment objectives of the Muni Intermediate and New Jersey Muni Portfolios may be changed by the Board of Trustees of The Glenmede Portfolios (“Glenmede Portfolios” and collectively with the Glenmede Fund, the “Funds”) without shareholder approval.

In order to generate additional income, each Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions.  Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U. S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities.  The cash collateral received may be invested in short-term investments accordance with terms approved by the Fund’s Board.  The value of the securities loaned may not exceed one-third of the value of the total assets of the Portfolio (including the loan collateral).  Although risk is reduced by the collateral, a Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.

Money Market Portfolios

Government Cash Portfolio

The investment objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity.

Under normal circumstances, the Government Cash Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by securities issued or sponsored by such entities. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.

Tax-Exempt Cash Portfolio

The investment objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

The Tax-Exempt Cash Portfolio invests primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations that pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. This is a fundamental investment policy and cannot be changed without the approval of the Portfolio’s shareholders. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax.

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Investment Duration and Quality

Each Money Market Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to each Money Market Portfolio’s investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Money Market Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase. Each Money Market Portfolio’s dollar-weighted average maturity is expected to be 90 days or less.

The Money Market Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are: (i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.

Bond Portfolios

Core Fixed Income Portfolio

The investment objective of the Core Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in fixed income securities. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.

The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government (collectively, “U.S. Government Securities”). The Portfolio may also invest in privately issued mortgage-backed securities and debt obligations of domestic and foreign companies. The Portfolio expects to achieve consistent results over the long term. The dollar-weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 65% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio’s quality criteria. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio’s performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolio will fluctuate.

The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return.

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The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

Muni Intermediate Portfolio and New Jersey Muni Portfolio

The investment objective of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

The Muni Intermediate Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and authorities, including regional governmental authorities.

The New Jersey Muni Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies and authorities, including regional governmental authorities.

Under normal market circumstances, the Muni Portfolios will invest at least 80% of their net assets (including borrowings for investment purposes) in intermediate and long-term municipal obligations that pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax. This is a fundamental investment policy and cannot be changed without the approval of a Portfolio’s shareholders. The Muni Portfolios may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash reserves and short-term instruments such as tax-exempt money market securities. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio’s performance. To the extent a Muni Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Muni Portfolios will fluctuate.

The Muni Portfolios purchase municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Muni Portfolios generally sell municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.

Investment Duration and Quality

Each Bond Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years.

The Core Fixed Income Portfolio’s investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at the time of purchase at least A by S&P or Moody’s. The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security’s rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

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The Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody’s (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody’s in the case of notes. Each Muni Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security’s rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

Risks

All Bond and Money Market Portfolios

The following supplements the risks of investing in any of the Bond or Money Market Portfolios that have been described above in the Risk/Return Summary.

Interest Rate Risks

Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

A Bond Portfolio’s dollar-weighted average maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date the issuer must repay the bond’s entire principal value to an investor. A bond’s term to maturity is the number of years remaining to maturity. A Bond Portfolio does not have a stated maturity, but it does have a dollar-weighted average maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity “weighted” according to the percentage of net assets it represents.

Credit Risks

The risk that an issuer will be unable to make principal and interest payments when due is known as “credit risk.” Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

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Mortgage-Backed Obligations

The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related organizations. These organizations include the Government National Mortgage Association (whose obligations are guaranteed by the U.S. Government), and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (whose obligations are not guaranteed by the U.S. Government). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates rise, the value of mortgage-backed securities may decline and prepayments may decrease. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.

The Core Fixed Income Portfolio may purchase mortgage-backed securities in a “to be announced” (TBA) transaction, which is a form of “when issued” or “delayed settlement” security. No payment or delivery is made by the Portfolio in a “when issued”, “delayed settlement” or “forward delivery” transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. Consequently, the value of such securities may be less than their purchase price, presenting a possible loss of asset value. These transactions also involve the risk that the counterparty may fail to deliver the securities or cash on the settlement date. The Portfolio expects that the commitments to purchase “when issued”, “delayed settlement” or “forward delivery” securities will not exceed 30% of the value of its total assets absent unusual market circumstances. The Portfolio does not intend to purchase securities on a “when issued”, “delayed settlement” or “forward delivery” basis for speculative purposes.

Debt Obligations

Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio’s shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.

Municipal Revenue Obligations

The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.

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The Muni Intermediate and New Jersey Muni Portfolios invest primarily in Pennsylvania and New Jersey Municipal Obligations, respectively. If Pennsylvania or New Jersey or any of their political subdivisions, agencies, instrumentalities and authorities, including regional governmental authorities, were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the affected Portfolio could be adversely affected.

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Tax Laws

The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states’ municipal securities, and the U.S. Supreme Court is currently reviewing that decision.  If the U.S. Supreme Court affirms the Kentucky court’s holding, such a decision might adversely affect Pennsylvania and New Jersey’s tax exemptions for municipal bonds and the market for single-state municipal bond funds, such as the Muni Intermediate and New Jersey Muni Portfolios.

Repurchase Agreements

The Government Cash and Core Fixed Income Portfolios may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

Reverse Repurchase Agreements

The Core Fixed Income Portfolio may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.

The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.

The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by the Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio’s responsibility to complete the transaction at full value. The Portfolio will

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invest the proceeds of reverse repurchase agreements in overnight repurchase agreements.

Selection of Investments

The Advisor evaluates the rewards and risks presented by all securities purchased by a Portfolio and how they may advance the Portfolio’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

This Prospectus describes each Portfolio’s principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in the SAI, which is referred to on the Back Cover of this Prospectus.

PRICE OF PORTFOLIO SHARES

The price of shares issued by each Portfolio is based on its net asset value (“NAV”). The NAV per share of each Money Market Portfolio is determined as of 12:00 noon (Eastern Time) on each day that the New York Stock Exchange (the “Exchange”) is open for business (a “Business Day”). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day, currently 4:00 p.m. (Eastern Time). The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Portfolios may determine to price their shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.

Government Cash and Tax-Exempt Cash Portfolios

For the purpose of calculating each Money Market Portfolio’s NAV per share, securities are valued at “amortized cost” as described in the SAI.

Bond Portfolios

Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at “amortized cost.” When market quotations are not readily available or when events occur that make established valuation methods unreliable, each Bond Portfolio’s investments are valued at fair value as determined in good faith using methods determined by the Board of Directors or the Board of Trustees. The Advisor and Custodian regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, the Fund’s Valuation Committee or Chairman, as appropriate, submits a report describing any security that has been fair valued and the basis for the fair value determination.

The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time;

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(v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

The frequency with which a Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Valuing a Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Portfolio’s net asset value and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.

PURCHASE OF SHARES

Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients of its Affiliates (“Clients”), employee benefit plans and institutions, including brokers acting on behalf of their clients (the “Institutions”), at the NAV per share next determined after receipt, in proper order, of the purchase order by the transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. The minimum initial investment for each Portfolio is $1,000. There are no minimum subsequent investment requirements for the Portfolios. The minimum initial investment requirements may be reduced or waived from time to time. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. Glenmede Trust has informed the Funds that it and its Affiliates’ minimum and subsequent investment requirements for their Clients’ investments in the Portfolios are the same as those for the Funds. Other Institutions may have such requirements. If you wish to purchase shares in the Funds, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

Each Fund reserves the right, in its sole discretion, to reject any purchase order, when in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.

Your Institution may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios through Glenmede Trust.

Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern Time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern Time) that day.

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Purchases of a Portfolio’s shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

REDEMPTION OF SHARES

You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the Funds’ transfer agent receives your order in proper form. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission.

Redemption proceeds are normally paid in cash, although the Funds have the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
OF SHARES OF THE PORTFOLIOS

The Funds may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Funds’ transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing in a non-money market portfolio may disrupt portfolio management strategies; harm the performance of the portfolio; dilute the value of portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.

The Funds do not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by each Board to discourage market timing of the Fund’s shares, each Fund has established the following procedures designed to discourage market timing of the non-money market Portfolios. Each Fund will enforce its policies and procedures to discourage market timing of the Fund’s shares equitably on all shareholders. There is no guarantee that the Funds will be able to identify individual shareholders who may be market timing the Portfolios or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.

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Shares of the Portfolios may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust periodically reviews trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in Glenmede Trust’s judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust. If this information shows that an investor’s trading activity suggests market timing, Glenmede Trust will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios using criteria that may differ from the criteria established by Glenmede Trust. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede Trust will determine what action to take, including terminating the relationship with the financial intermediary.

DIVIDENDS AND DISTRIBUTIONS

The Portfolios have the following dividend and capital gains policies:

(a)	The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

(b)	The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders monthly.

The Portfolios normally distribute any realized net capital gains at least once a year.

TAXES

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.

Distributions

Government Cash and Core Fixed Income Portfolios (“Taxable Portfolio(s)”).  Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income.

Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

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Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios (“Tax-Exempt Portfolio(s)”). Each Tax-Exempt Portfolio anticipates that substantially all of its income distributions will be “exempt interest dividends,” which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains.

Interest on indebtedness you incur to purchase or carry shares of each Tax-Exempt Portfolio generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Portfolios may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

Other Information. If you purchase shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales or Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share of a Tax-Exempt Portfolio and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of that dividend amount. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

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IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

Each Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

Nonresident aliens, foreign corporations and other foreign investors in a Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains, and, for distributions attributable to each Portfolio’s taxable year ending on October 31, 2008, net short-term capital gains, of a Portfolio. The exemption may not apply, however, if the investment in a Portfolio is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Portfolio’s taxable year ending on October 31, 2008, Portfolio distributions attributable to U.S.-source interest income of each Portfolio will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

Sunset of Tax Provisions

Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate are currently scheduled to sunset after 2010.

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State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states’ municipal securities, and the U.S. Supreme Court is currently reviewing that decision.  If the U.S. Supreme Court affirms the Kentucky court’s holding, such a decision might adversely affect Pennsylvania and New Jersey’s exemptions for the Muni Intermediate and New Jersey Muni Portfolios’ exempt-interest dividends and the market for single-state municipal bond funds, such as these Portfolios.

Pennsylvania Tax Considerations

Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio. The exemption from Pennsylvania Personal Income Tax also extends to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, “Federal Securities”). In addition, shareholders of the Portfolio who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations or Federal Securities.

Distributions derived from investments other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Portfolio for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

New Jersey Tax Considerations

It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a “qualified investment fund” will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey municipal obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio’s shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio’s investment must consist of New Jersey municipal obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount or related bond indices; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Interest on indebtedness incurred to purchase New Jersey Muni Portfolio Shares is not deductible from New Jersey personal income taxes. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is

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subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a “qualified investment fund” are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

Glenmede Investment Management LP, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a recently formed limited partnership, wholly-owned by Glenmede Trust, became the investment advisor to the Portfolios on January 1, 2007. From September 1, 2000 until January 1, 2007, investment advisory services were provided by Glenmede Trust’s wholly-owned subsidiary, Glenmede Advisers, Inc. (“Glenmede Advisers”).  On January 1, 2007, Glenmede Advisers and the Advisor merged, and the Advisor succeeded to Glenmede Advisers’ investment adviser registration, acquired all of Glenmede Advisers’ assets and liabilities and undertook all rights, obligations and responsibilities of Glenmede Advisers under the Portfolios’ Investment Advisory Agreements. Management personnel of Glenmede Advisers responsible for providing investment advisory services to the Portfolios under the Investment Advisory Agreements, including the portfolio managers and the supervisory personnel, are employees of the Advisor, where they continue to provide such services to the Portfolios.  Therefore, management of the Portfolios has not been affected by this change. As of January 1, 2008, the Advisor has over $6 billion in assets under management.

Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund’s Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio’s purchase and sale orders.

The Advisor does not receive any fees from the Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios for its investment advisory services. For the fiscal year ended October 31, 2007, the Core Fixed Income Portfolio paid a management fee to the Advisor (formerly, Glenmede Advisers) for its investment advisory services, calculated daily and payable monthly at an annual rate of 0.35% of the Portfolio’s average daily net assets.

A discussion regarding the Boards’ basis for approving the renewal of the Investment Advisory Agreements is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2007.

Shareholders in the Portfolios who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services) (“Client Fees”). Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Core Fixed Income Portfolio when calculating Client Fees. Shareholders in the

31

Portfolios who are customers of other Institutions may pay fees to those Institutions.

The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of its assets, and not as an additional charge to the Portfolios, to selected institutions that provide services to its customers who are beneficial owners of the Portfolios and other persons in connection with servicing and/or selling of Portfolio shares and other accounts managed by the Advisor or Glenmede Trust.

Mary Ann B. Wirts, Managing Partner and Chief Administrative Officer of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio (since November 1988), the Government Cash Portfolio (since November 1996), and the Muni Intermediate and New Jersey Muni Portfolios (since October 2006). Mrs. Wirts has been employed by the Advisor and its predecessors since 1982.

Stephen J. Mahoney, Lead Portfolio Manager of the Advisor, is primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Mahoney has been employed by the Advisor and its predecessors as a portfolio manager since January 1999. Prior to his employment with Glenmede Trust in 1999, Mr. Mahoney had been a portfolio manager at 1838 Investment Advisors from 1997 to 1999, and a portfolio manager and senior fixed income trader at The Vanguard Group from 1995 to 1997.

The SAI provides additional information about Mrs. Wirts’ and Mr. Mahoney’s compensation, other accounts they manage, and their ownership of shares in the Portfolios they manage.

GENERAL INFORMATION

If you have any questions regarding the Portfolios, contact the Funds at the address or telephone number stated on the back cover page.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a given Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available upon request.

32

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Government Cash Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.051	0.046	0.027	0.011	0.011
Distributions to shareholders from:
Net investment income	(0.051)	(0.046)	(0.027)	(0.011)	(0.011)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	5.17%	4.68%	2.74%	1.05%	1.15%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$784,655	$651,657	$636,425	$486,869	$450,167
Ratio of operating expenses to average net assets	0.19%	0.19%	0.19%	0.18%	0.13%
Ratio of net investment income to average net assets	5.05%	4.60%	2.73%	1.05%	1.16%

33

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Tax-Exempt Cash Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.034	0.031	0.019	0.009	0.009
Distributions to shareholders from:
Net investment income	(0.034)	(0.031)	(0.019)	(0.009)	(0.009)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	3.45%	3.10%	1.94%	0.90%	0.88%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$646,665	$705,395	$551,764	$530,221	$596,630
Ratio of operating expenses to average net assets	0.19%	0.19%	0.19%	0.18%	0.14%
Ratio of net investment income to average net assets	3.39%	3.07%	1.91%	0.90%	0.88%

34

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Core Fixed Income Portfolio
	For the Years Ended October 31,
	2007(1)	2006	2005	2004	2003
Net asset value, beginning of year	$10.62	$10.64	$10.94	$10.85	$10.98
Income from investment operations:
Net investment income	0.48	0.47	0.44	0.45	0.44
Net realized and unrealized gain (loss) on investments	0.02	(0.02)	(0.30)	0.09	(0.09)
Total from investment operations	0.50	0.45	0.14	0.54	0.35
Distributions to shareholders from:
Net investment income	(0.48)	(0.47)	(0.44)	(0.45)	(0.48)
Total distributions	(0.48)	(0.47)	(0.44)	(0.45)	(0.48)
Net asset value, end of year	$10.64	$10.62	$10.64	$10.94	$10.85
Total return	4.87%	4.38%	1.32%	5.07%	3.26%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$205,601	$198,243	$194,996	$194,284	$192,410
Ratio of operating expenses to average net assets	0.56%	0.54%	0.29%	0.19%	0.14%
Ratio of net investment income to average net assets	4.52%	4.42%	4.02%	3.82%	4.08%
Portfolio turnover rate	143%	272%	229%	203%	205%

(1)  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

35

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Muni Intermediate Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.39	$10.36	$10.67	$10.69	$10.64
Income from investment operations:
Net investment income	0.37	0.37	0.37	0.39	0.43
Net realized and unrealized gain (loss) on investments	(0.03)	0.03	(0.31)	(0.02)	0.06
Total from investment operations	0.34	0.40	0.06	0.37	0.49
Distributions to shareholders from:
Net investment income	(0.38)	(0.37)	(0.37)	(0.39)	(0.44)
Total distributions	(0.38)	(0.37)	(0.37)	(0.39)	(0.44)
Net asset value, end of year	$10.35	$10.39	$10.36	$10.67	$10.69
Total return	3.36%	3.97%	0.55%	3.49%	4.67%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$22,584	$22,430	$20,746	$19,270	$20,320
Ratio of operating expenses before reimbursement to average net assets	0.39%	0.29%	0.29%	0.29%	0.20%
Ratio of operating expenses after reimbursement to average net assets	0.30%	0.29%	0.29%	0.29%	0.20%
Ratio of net investment income to average net assets	3.56%	3.63%	3.49%	3.58%	4.03%
Portfolio turnover rate	18%	17%	17%	28%	12%

36

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	New Jersey Muni Portfolio
	For the Years Ended October 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.25	$10.25	$10.61	$10.73	$10.71
Income from investment operations:
Net investment income	0.37	0.38	0.37	0.40	0.44
Net realized and unrealized gain (loss) on investments	(0.02)	0.00 (1)	(0.27)	(0.11)	0.03
Total from investment operations	0.35	0.38	0.10	0.29	0.47
Distributions to shareholders from:
Net investment income	(0.39)	(0.38)	(0.38)	(0.41)	(0.45)
Net realized capital gains	(0.01)	—	(0.08)	—	—
Total distributions	(0.40)	(0.38)	(0.46)	(0.41)	(0.45)
Net asset value, end of year	$10.20	$10.25	$10.25	$10.61	$10.73
Total return	3.46%	3.84%	0.94%	2.78%	4.46%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$15,485	$16,799	$16,556	$18,329	$19,535
Ratio of operating expenses before reimbursement to average net assets	0.57%	0.29%	0.31%	0.28%	0.20%
Ratio of operating expenses after reimbursement to average net assets	0.32%	0.29%	0.31%	0.28%	0.20%
Ratio of net investment income to average net assets	3.61%	3.74%	3.62%	3.73%	4.09%
Portfolio turnover rate	19%	15%	31%	33%	9%

(1) Amount rounds to less than $0.01 per share.

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Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolios’ investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolios’ investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios’ Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are also available on Glenmede Trust’s website at www.glenmede.com. You may also request other information about the Portfolios, and make inquiries as follows:

Write to:

The Glenmede Fund/Portfolios

Two Avenue de Lafayette

LCC-6

Boston, MA 02111

By phone:

1-800-442-8299

Information about the Portfolios (including the Portfolios’ SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc. Investment Company Act File No. is 811-05577

The Glenmede Portfolios Investment Company Act File No. is 811-06578

The third party marks appearing above are the marks of their respective owners.

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THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

(800) 442-8299

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2008

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.’s (“Glenmede Fund”) and The Glenmede Portfolios’ (“Glenmede Portfolios” and, collectively with the Glenmede Fund, the “Funds”) Prospectuses dated February 28, 2008, as amended or supplemented from time to time (the “Prospectuses”). This SAI is for the Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio (formerly, Absolute Return Portfolio), Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Portfolio (formerly, Total Market Long/Short Portfolio), and U.S. Emerging Growth Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). No investment in shares of a Portfolio should be made without first reading the Prospectus of the Portfolio. This SAI is incorporated by reference in its entirety into each Prospectus. The Funds’ audited financial statements and financial highlights appearing in the 2007 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. A copy of the Funds’ Prospectuses and Annual Report are available without charge, upon request, by calling the Funds at the above telephone number.

Capitalized terms used in this SAI and not otherwise defined have the same meanings given to them in the Funds’ Prospectuses.

THE FUNDS

The Glenmede Fund was organized as a Maryland corporation on June 30, 1988. The Glenmede Fund’s Articles of Incorporation authorize its Board of Directors the (“Board”) to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, the Glenmede Fund is offering shares of the following thirteen Portfolios: Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio.

The Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. The Glenmede Portfolios’ Master Trust Agreement authorizes its Board of Trustees (collectively with the Glenmede Fund’s Board of Directors, the “Boards”) to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios (“Sub-Trusts”). Currently, the Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio.

Each Fund is an open-end, management investment company. The Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio are diversified Portfolios of the Glenmede Fund. The Muni Intermediate Portfolio and New Jersey Muni Portfolio are non-diversified Portfolios of the Glenmede Portfolios.

On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On February 28, 2000, the Small Capitalization Equity Portfolio (Advisor and Institutional Shares) changed its name to the Small Capitalization Value Portfolio (Advisor and Institutional Shares), and then on March 22, 2002, it changed its name to the Small Cap Equity Portfolio. On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio, and then on February 28, 2000, it changed its name to the Strategic Equity Portfolio. On February 27, 2005, the Small Capitalization Growth Portfolio changed its name to the U.S. Emerging Growth Portfolio. On July 1, 2005, the Institutional International Portfolio changed its name to the Philadelphia International Fund. On September 18, 2007, the Absolute Return Portfolio changed its name to the Long/Short Portfolio and the Total Market Long/Short Portfolio changed its name to the Total Market Portfolio. References in this SAI are to a Portfolio’s current name.

On March 1, 1991 the Small Cap Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998, the Small Cap Equity Portfolio began to offer a second class of shares known as “Institutional Shares.” The original class of shares has been designated as “Advisor Shares.”

On February 27, 2004 the Large Cap 100 and Large Cap Growth Portfolios commenced operations, each offering a single class of shares.

On September 29, 2006 and December 21, 2006, the Long/Short Portfolio and Total Market Portfolio, respectively, commenced operations, each offering a single class of shares.

INVESTMENT STRATEGIES

The following investment strategies supplement those set forth in the Funds’ Prospectuses. Unless specified below and except as described under “Investment Limitations”, the following investment strategies are not fundamental and a particular Fund’s Board may change such strategies without shareholder approval.

Core Fixed Income Portfolio

The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the opinion of the Portfolio’s advisor, are equivalent in credit quality to securities rated at least A by S&P or Moody’s; (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody’s or which if unrated, are in the opinion of the Portfolio’s advisor equivalent in credit quality to securities so rated; and (v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody’s or which if unrated, are in the advisor’s opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in (ii), (iv) and (v) of the first sentence of this paragraph.

The Portfolio’s securities held subject to repurchase agreements may have stated maturities exceeding 13 months, however, the Portfolio’s advisor currently expects that repurchase agreements will mature in less than 13 months.

Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities consisting of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities, however, they may be guaranteed up to a certain amount by a private issuer through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

An asset-backed security’s underlying assets may be prepaid with the result of shortening the certificate’s weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the

Portfolio’s experiencing difficulty in valuing or liquidating such securities.

Government Cash Portfolio

During normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and repurchase agreements secured by securities issued or sponsored by such entities.

The Portfolio may invest in the following Eligible Securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (e.g., Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio’s total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the opinion of the Portfolio’s advisor, are equivalent in credit quality to securities rated AAA by Standard & Poor’s® Ratings Group (“S&P®”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”). Additionally, the Portfolio may enter into reverse repurchase agreements.

International Portfolio

The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”)); and U.S. or foreign securities convertible into foreign common stock.

The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit (“ECU”).

The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

Large Cap Value Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio

From time to time, the Portfolios’ advisor may revise its equity computer model programs to try to maintain or enhance a Portfolio’s performance.

The Large Cap Value and Large Cap 100 Portfolios intend to remain, for the most part, fully invested in equity securities which may include American Depositary Receipts (“ADRs”) listed on the New York Stock Exchange (“NYSE”).

The Large Cap Value, Large Cap 100 and Large Cap Growth Portfolios will not engage in “market timing” transactions. However, for temporary defensive purposes each Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in similar money market securities.

The Large Cap Value Portfolio may also purchase or write covered call and put options on appropriate securities indices. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses and options it has purchased.

Long/Short Portfolio

The Portfolio will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued.

From time to time, the Portfolio’s advisor may revise its equity computer programs to try to maintain or enhance the Portfolio’s performance.

The Portfolio will not engage in “market timing” transactions. However, for temporary defensive purposes, the Portfolio may invest a significant portion of its assets in cash, short-term instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, U.S. Government securities, repurchase agreements or in similar money market securities.

Derivative Instruments.  In the course of pursuing its investment strategies, the Long/Short Portfolio may invest in derivative instruments. Derivatives may be used in a variety of ways to meet the objectives of the advisor. Options, futures contracts, forward contracts, and swaps are examples of derivative instruments. Futures and options are commonly used for traditional hedging and cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Portfolio’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

The use of certain derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission. The Glenmede Fund, on behalf of the Long/Short Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a commodity pool operator under that Act with respect to the Portfolio.

Swaps.  The Long/Short Portfolio may enter into swaps for hedging purposes or to seek to increase total return.  In a standard swap transaction, two parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on particular assets, which may be adjusted for transaction costs, interest payments, dividends paid on the referenced assets or other factors. The gross returns to be paid or ‘‘swapped’’ between the parties are generally calculated with respect to a ‘‘notional amount,’’ for example, the increase or decrease in value of a particular dollar amount invested in the assets. The agreement can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. For example, index swaps involve the exchange by a party with another party of the respective amounts payable with respect to the notional principal amount at interest rates equal to specified indices; interest rate swaps involve the exchange by a party with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments; and equity swaps are generally contracts that obligate one party to pay the positive return and the other party to pay the negative return on a specific security or basket of securities.

Under a swap, payments may be made at the conclusion of the swap or periodically during its term. Normally, however, the Advisor may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Portfolio’s accrued obligation under the swap.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that are not contractually required to cash settle, for example, the Portfolio must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that are contractually required to cash settle, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e. the Portfolio’s daily net liability) under the swaps, if any, rather than their full notional value. The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Long/Short Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the swaps.

The Portfolio will generally enter into swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap contract or periodically during its term. Since swaps normally do not involve the delivery of securities or other underlying assets, the risk of loss with respect to swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s exposure, the Portfolio and its Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Purchasing Put and Call Options. An option is a contract giving its owner the right, but not the obligation, to buy (call) or sell (put) a specified instrument at a fixed price during a specified period. By purchasing a put option, the purchaser obtains the right to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price (premium) for the option. Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer (seller) of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Combined Positions. A combined position involves purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the purchaser’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When selling a futures contract, by contrast, the value of the futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. However, there is a risk that the price behavior of the futures contract may not correlate with that of the instrument being hedged.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. The potential for loss related to writing options is unlimited.

Risks of Options and Futures Contracts. While the Long/Short Portfolio may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Portfolio had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Portfolio may be exposed to additional risk of loss. The loss incurred by the Portfolio in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.  In addition, futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio’s net asset value.  As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Portfolio.

In addition, there is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.

The Fund must segregate liquid assets, or engage in other SEC- or staff-approved measures to ‘‘cover’’ open positions with respect to the Long/Short Portfolio’s transactions in futures contracts. In the case of futures contracts that are not contractually required to cash settle, for example, the Long/Short Portfolio must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e. the Portfolio’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the futures contracts.

Over-the-Counter Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are not subject to the same type of government regulation as exchange-traded options, and many of the protections afforded to participants in a regulated environment may not be available in connection with the OTC transactions.

Indexed Securities. An indexed security is an instrument whose price is indexed to the price of another security, security index, currency, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Exchange-Traded Funds. The Portfolio may invest in shares of registered investment companies, including exchange-traded funds (“ETFs”). ETFs seek to track the performance of a particular market index, and are a type of index fund bought and sold on a securities exchange. These indices include not only broad-market indices but more narrowly-based indices as well, including those relating to particular sectors, markets, regions or industries. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ National Market System. The Long/Short Portfolio may purchase ETF shares as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETF’s portfolio at times when the Portfolio may not be able to buy those portfolio securities directly. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Because most ETFs are investment companies, the Portfolio’s purchase of ETF shares generally are subject to the percentage limitations and risks described below under “Investment Company Securities.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Muni Intermediate and New Jersey Muni Portfolios

The Portfolios’ investments in municipal obligations may also include tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody’s.

For a description of the two principal classifications of municipal obligations, “general obligation” securities and “revenue” securities, see the “Tax-Exempt Cash Portfolio” below.

During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not municipal obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to municipal obligations as set forth above and in the Portfolios’ prospectus under the heading “Bond Portfolios—Investment Duration and Quality”, or if unrated, are of comparable quality as determined by the Portfolio’s advisor. Additionally, each Portfolio may invest, without limitation, in other non-municipal debt obligations, such as bank obligations which are also of comparable quality as determined by the Portfolio’s advisor. Furthermore, each Portfolio may acquire “stand-by commitments” with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio’s option, specified municipal obligations at a specified price. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Philadelphia International Fund

The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.

The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

Small Cap Equity Portfolio

The Portfolio may invest in securities of companies located outside the United States.

Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. small cap companies that the Portfolio’s advisor believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000® Index. However, if warranted in the judgment of the Portfolio’s advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody’s, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.

The Portfolio’s holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500®.

Strategic Equity Portfolio

The Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. Additionally, the Portfolio reserves the right to sell securities irrespective of how long they have been held.

The Portfolio may sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Certain equity and other securities held by the Portfolio will produce ordinary taxable income on a regular basis.

The Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States and ADRs listed on the NYSE, and will not engage in “market timing” transactions. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.

The Portfolio may also purchase or write call and put options on appropriate securities or securities indices. The aggregate value of the Portfolio’s assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Tax-Exempt Cash Portfolio

Municipal obligations in which the Portfolio may invest include the following Eligible Securities: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody’s; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody’s; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody’s or A-1+ or A-1 by S&P; variable rate demand notes rated “VMIG-1” by Moody’s; and any non-rated tax-exempt, privately placed securities which, in the opinion of the Portfolio’s advisor, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody’s, respectively.

The two principal classifications of municipal obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The municipal obligations in which the Portfolio invests may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Portfolio’s advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s advisor deems the investment to involve minimal credit risk. The Portfolio’s advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

Total Market Portfolio

The Portfolio will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued.

From time to time, the Portfolio’s advisor may revise its equity computer model programs to try to maintain or enhance the Portfolio’s performance.

The Portfolio will not engage in “market timing” transactions. However, for temporary defensive purposes, the Portfolio may invest a significant portion of its assets in cash, short-term instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, U.S. Government securities, repurchase agreements or in similar money market securities.

U.S. Emerging Growth Portfolio

The Portfolio may invest in securities of companies located outside the United States and ADRs listed on the NYSE.

From time to time, the Portfolios’ advisor may revise its equity computer model programs to try to maintain or enhance a Portfolio’s performance.

Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. emerging growth companies. Emerging growth companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. In addition, the Portfolio may make significant investments in IPOs. The U.S. Emerging Growth Portfolio will not engage in “market timing” transactions. However, if warranted in the judgment of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.

COMMON INVESTMENT POLICIES AND RISKS

Borrowing

As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks in amounts not exceeding one-third of total assets. However, with the exception of the Total Market Portfolio, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio’s securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

As required by the 1940 Act, a Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Portfolio’s assets should fail to meet this 300% coverage test, a Portfolio, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Borrowing of securities in connection with short sales and derivative transactions such as futures and swaps are not subject to this limitation. The Portfolios are authorized to pledge portfolio securities to the lender as collateral in connection with any borrowings.

The Total Market Portfolio may borrow money for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Portfolio’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Portfolio will increase more when the Portfolio’s assets increase in value and decrease more when the Portfolio’s assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio may have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales.

Credit Risks

Because the Portfolios may invest in fixed-income securities, they are subject to “credit risk” — the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

The Small Cap Equity and U.S. Emerging Growth Portfolios may invest in securities which have the lowest rating in the investment grade category (i.e., Baa by Moody’s or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Depositary Receipts

The Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer makes arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in depositary receipts will be deemed to be investments in the underlying securities. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

The Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio may invest in ADRs. ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.

Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Investments in ADRs, involve risks similar to those accompanying direct investments in foreign securities.

Foreign Securities

The Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the net asset value (“NAV”) of the Portfolios’ shares may fluctuate with U.S. dollar exchange rates as well as with price changes of a Portfolio’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolios’ securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios’ securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The International Portfolio and the Philadelphia International Fund may invest in emerging market countries. Developing countries may impose restrictions on a Portfolio’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Forward Foreign Exchange Contracts

The International Portfolio and the Philadelphia International Fund may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”) such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as permitted by regulations which permit principals of an investment company registered under the Commodity Exchange Act to engage in such transactions without registering or being regulated as commodity pool operators.

Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio’s investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Illiquid Securities

The Portfolios (other than the Long/Short, Total Market, and U.S. Emerging Growth Portfolios) will not invest more than 10% of their respective net assets in securities that are illiquid. The Long/Short, Total Market, and U.S. Emerging Growth Portfolios will not invest more than 15% of their respective net assets in securities that are illiquid. These securities are subject to the risk that should a Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price. Illiquid securities include securities that cannot be disposed of within seven days at approximately the price at which they are being carried on the Funds’ books (including repurchase agreements in excess of seven days).

Initial Public Offerings

An initial public offering (“IPO”) is a company’s first offering of stock to the public. The U.S. Emerging Growth Portfolio may make significant investments in IPOs. The International Portfolio, Long/Short Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio and Total Market Portfolio also may invest in IPOs.

An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

When a Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investments in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the portfolio turnover and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Portfolio’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interest Rate Risks

The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

Investment Company Securities

In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other open-end or closed-end investment companies, including, with respect to the Long/Short Portfolio, ETFs which invest in the obligations of the U.S. Government and its guaranteed or sponsored agencies. In addition, the International Portfolio and the Philadelphia International Fund may each invest in shares of closed-end investment companies which invest chiefly in the shares of companies located outside of the U.S. Each Portfolio may invest in securities issued by such other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Portfolio’s investment in such securities currently is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Portfolio’s investment objective. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value.

Purchasing Options

The Strategic Equity Portfolio and Large Cap Value Portfolio may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles a Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of a Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

Writing Covered Options

The Strategic Equity Portfolio and Large Cap Value Portfolio may write covered call and put options on any securities in which it may invest. A call option written by a Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. A Portfolio’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

A put option written by a Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

Call and put options written by a Portfolio will also be considered to be covered to the extent that the Portfolio’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.

In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio’s net exposure on its written option position.

A Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolio) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

The Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its advisor. Under normal circumstances, however, the Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Total Market Portfolio and U.S. Emerging Growth Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio and the Philadelphia International Fund will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.

If the seller defaults on its repurchase obligation, a Portfolio holding such obligation will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

Reverse Repurchase Agreements

The Long/Short, Government Cash, Core Fixed Income and Total Market Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

A Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Portfolio’s advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

A Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.

Securities Lending

Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Portfolio’s advisor in making decisions with respect to the lending of securities, subject to review by the particular Fund’s Board.

When lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities. State Street Bank and Trust Company (“State Street”) serves as the Funds’ securities lending agent.  For these services, the lending agent receives a fee based on the income earned on a Portfolio’s investment of cash received as collateral for the loaned securities, a portion of any loan premium paid by the borrower, and reimbursement of expenses advanced as a result of a Portfolio’s securities lending activities, if any.

The lending agent may, on behalf of Portfolios, invest the cash collateral received in short-term money market instruments, including commercial paper, money market mutual funds, certificates of deposit, time deposits and other short-term bank obligations, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and other highly rated liquid investments. These investments may include mutual funds, with respect to which State Street and/or its affiliates provide investment management or advisory, trust, custody, transfer agency, shareholder servicing and/or other services for which they are compensated.

Short Sales

The Long/Short Portfolio and Total Market Portfolio will engage in short sales. A security is sold short when a Portfolio sells a security it does not own. To sell a security short, a Portfolio must borrow the security from a broker to deliver it to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at, or before, the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interests which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out or the proceeds may be released to the Portfolio and used to purchase additional securities or for any other purpose.

The Long/Short Portfolio and Total Market Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. Each Portfolio will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Portfolio may be required to pay in connection with the short sale. Whether each Portfolio will be successful in utilizing a short sale will depend, in part, on the Advisor’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

The use of short sales is a primary investment of the Long/Short and Total Market Portfolios. Each Portfolio is required to maintain a segregated account of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the broker) until the Portfolio replaces a borrowed security. Depending on arrangements made with the broker or custodian, the Portfolio may not receive any payments (including interest) on the deposits made with the broker or custodian. Because of this asset segregation requirement, a Portfolio may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemption of Portfolio shares.  In the alternative, the Portfolio could cover its short positions by purchasing the security sold short in accordance with positions taken by the staff of the Securities and Exchange Commission.

There is no guarantee that a Portfolio will be able to close out a short position at any particular time or at an acceptable price. In short sale transactions, a Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Short selling may also produce higher than normal portfolio turnover and result in increased transaction costs to a Portfolio. In addition, the use of short sales may result in a Portfolio realizing more short-term capital gains than it would if the Portfolio did not engage in short sales.

The Long/Short Portfolio and Total Market Portfolio anticipate that the frequency of short sales will vary substantially in different periods. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Portfolio’s net assets.

Stand-by Commitments

The Muni Intermediate and New Jersey Muni Portfolios may acquire stand-by commitments which may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.

U.S. Government Obligations

The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

“When Issued”, “Delayed Settlement”, and “Forward Delivery” Securities

Each Portfolio may purchase and sell securities on a “when issued,” “delayed settlement” or “forward delivery” basis. “When issued” or “forward delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. “When issued” or “forward delivery” transactions may be expected to occur one month or more before delivery is due. “Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. One form of “when issued” or “delayed settlement” security that the Core Fixed Income Portfolio may purchase is a “to be announced” (“TBA”) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. No payment or delivery is made by a Portfolio in a “when issued”, “delayed settlement” or “forward delivery” transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

A Portfolio will engage in “when issued” transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in “when issued,” “delayed settlement” or “forward delivery” transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio’s “when issued”, “delayed settlement” and “forward delivery” commitments are not expected to exceed 30% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

Securities purchased or sold on a “when issued”, “delayed settlement” or “forward delivery” basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller’s failure to do so may cause a Portfolio to miss an advantageous price or yield.

PRICE OF PORTFOLIO SHARES

The NAV per share of each Portfolio is determined by dividing the total market value of its investments and other assets, less liabilities, by the total number of its shares outstanding.

Equity securities listed on a U.S. securities exchange for which quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.

For the purpose of calculating the Government Cash and Tax-Exempt Cash Portfolios’ (collectively, the “Money Market Portfolios”) NAV per share, securities are valued by the “amortized cost” method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of each Money Market Portfolio’s per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Money Market Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Portfolio’s advisor, pursuant to procedures established by the Glenmede Fund’s Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.

The Board has established procedures reasonably designed to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

In the event of a deviation of over 1/2 of 1% between a Money Market Portfolio’s NAV, based upon available market quotations or market equivalents, and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two.

Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a NAV per share as determined by using available market quotations.

The NAV per share of each Money Market Portfolio will ordinarily remain at $1.00, but each Portfolio’s daily dividends will vary in amount. There can be no assurance, however, that the Portfolios will maintain a constant NAV per share of $1.00.

Marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when a Portfolio’s advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The matrix pricing method values securities by reference to prices of comparable securities obtained from sources the advisor deems accurate and reliable. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. For the International Portfolio and Philadelphia International Fund, if a subsequent occurrence, based on the movement of an index, is believed to have changed such value, however, the Fund may use a fair valuation model to value those securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the NYSE. Foreign securities for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board. Foreign securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

The Muni Intermediate and New Jersey Muni Portfolios’ municipal obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the Portfolios’ advisor to reflect the fair market value of such municipal obligations. Municipal obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Glenmede Portfolios’ Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

When market quotations are unavailable or when events occur that make established valuation methods unreliable, the Portfolios’ investments will be valued at fair value as determined in good faith using methods determined by the Boards.

PURCHASE OF SHARES

The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of The Glenmede Trust Company, N.A. (“Glenmede Trust”), Glenmede Investment Management LP (“GIM” or the Advisor”), Philadelphia International Advisors LP (“Philadelphia International”) or Institutions to transmit orders for share purchases to State Street, the Funds’ transfer agent, and to deliver required funds to State Street, the Funds’ custodian, on a timely basis.

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio’s investment objective and policies.

REDEMPTION OF SHARES

Redemption proceeds are normally paid in cash, although the Funds have elected to be governed by Rule 18f-1 under the 1940 Act which permits them to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

SHAREHOLDER SERVICES

Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact Glenmede Trust or, with respect to the Philadelphia International Fund, Philadelphia International.

PORTFOLIO TURNOVER

The Portfolios (other than the Long/Short and Total Market Portfolios) will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Portfolios’ advisors and the sub-advisor (with respect to International Portfolio), will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio’s investment objective and policies. Turnover in the Core Fixed Income Portfolio declined in 2007 from 2006 due to the Portfolio not holding as many TBA mortgage positions.

The Large Cap Value, Long/Short, Total Market and U.S. Emerging Growth Portfolios may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. The Portfolios are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards of Directors/Trustees of the Funds have adopted a policy on selective disclosure of portfolio holdings. The policy provides that neither a Fund, nor its investment advisers, sub-adviser, administrator, transfer agent or distributor (“Fund Service Provider”) will disclose non-public information concerning securities held in a Fund’s Portfolios to any person other than in accordance with the policy. Under the policy, neither a Fund, any Fund Service Provider, nor any of their affiliated persons may receive any compensation in any form, whether in cash or otherwise, in connection with the disclosure of portfolio holdings information. A Fund Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC.

Portfolio holdings information that is not filed with the SEC may be provided to third parties only if the Fund has a legitimate business purpose for doing so, the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In order to ensure that the disclosure of the Fund’s non-public portfolio holdings is in the best interests of the Fund’s shareholders and to avoid any potential or actual conflicts of interest with the Fund’s Service Providers or other affiliated persons, disclosure to such third parties must be authorized by the Fund’s President and approved in advance by the Board of Directors/Trustees. Under the policy, the Board of each Fund is to receive information, on a quarterly basis, regarding any disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. Such authorization, pre-approval and reporting is not required for disclosure by the Funds’ Administrator to providers of auditing, custody, proxy voting and other services to the Funds, as well as rating and ranking organizations. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

Under the policy, the Funds’ President has authorized the release of information regarding the Funds’ portfolio holdings on a daily basis to providers of auditing, custody, proxy voting, legal and other services to the Funds, currently including:

(i)	State Street, in connection with the provision of services as the Funds’ Custodian, Administrator, Transfer Agent and Securities Lending Agent;
(ii)	Third-party providers of proxy voting services, such as Institutional Shareholder Service (ISS) and Broadridge Financial Solutions, Inc. (Broadridge);
(iii)

PricewaterhouseCoopers LLP, the Funds’ independent registered public accountant, in connection with the provision of services related to the audit of the Funds’ financial statements and certain non-audit services;

(iv)	Third-party providers of pricing services, such as FT Interactive Data Corporation and JJ Kenney;
(v)	Goldman Sachs & Co. and its affiliates, in connection with the performance of prime brokerage and related functions;
(vi)	Drinker Biddle & Reath LLP, in connection with the provision of services as legal counsel to the Funds; and
(vii)	Third-party financial printers, such as Merrill Corporation.

INVESTMENT LIMITATIONS

Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio.

Each Portfolio (other than the Long/Short Portfolio and Total Market Portfolio) will not:

(1)	invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

(2)	purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(3)

make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(4)	purchase on margin or sell short, except as specified above in investment limitation (1);

(5)	purchase more than 10% of any class of the outstanding voting securities of any issuer;

(6)

issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

(7)

borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

(8)

pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;

(9)

underwrite the securities of other issuers, or with respect to each Portfolio other than the U.S. Emerging Growth Portfolio, invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;

(10)	invest for the purpose of exercising control over management of any company;

(11)	invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

(12)

acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and

(13)	write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

(14)

with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (14).

Each of the Muni Intermediate Portfolio and the New Jersey Muni Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio’s total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio’s total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of any quarter after its first quarter.

If a Portfolio’s borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

With respect to the International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio, borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of each Portfolio’s total net assets.

With respect to investment limitations (7) and (8), the International Portfolio and the Philadelphia International Fund may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

As a matter of policy which may be changed by the particular Fund’s Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

As a matter of fundamental policy which may not be changed without shareholder approval, the Tax-Exempt Cash Portfolio normally invests at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations, which pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax.

As a matter of fundamental policy which may not be changed without shareholder approval, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio each normally invest at least 80% of their net assets (including borrowings for investment purposes) in municipal obligations which pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax.

The Long/Short Portfolio and Total Market Portfolio will not:

(a)                                  invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts, options, swaps and other derivative instruments;

(b)                                 purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(c)                                  make loans, except (1) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (h) below, and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(d)                                 purchase more than 10% of any class of the outstanding voting securities of any issuer;

(e)                                  issue senior securities to the extent such issuance would violate applicable law;

(f)                                    borrow money, except (1) each Portfolio, to the extent permitted by applicable law, may borrow from banks (as defined in the 1940 Act), other affiliated investment companies and other persons, enter into reverse repurchase agreements, and purchase securities on a when issued, delayed settlement or forward delivery basis in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) each Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (3) each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) each Portfolio may purchase securities on margin to the extent permitted by applicable law. Short sales of securities as well as other derivative transactions such as futures contracts and swaps are not considered to involve borrowings of money and are not subject to these restrictions;

(g)                                 pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with short sales, swaps, borrowings, the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis or other permitted investment techniques and collateral arrangements with respect to initial or variation margin for such transactions will not be deemed to be pledges or other encumbrance of a Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;

(h)                                 invest for the purpose of exercising control over management of any company;

(i)                                     invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

(j)                                     acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and

(k)                                  write or acquire options or interests in oil, gas or other mineral exploration or development programs,

(l)                                     with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

With respect to limitation (f)(1) asset coverage of at least 300% (as defined in the 1940 Act) inclusive of any amounts borrowed, must be maintained at all times. Borrowings of securities in connection with short sales and derivative transactions such as futures and swaps are not subject to this limitation.

Borrowings, including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis, may not exceed 33 1/3% of each Portfolio’s total net assets.

As a matter of policy which may be changed by the Fund’s Board without shareholder approval, each Portfolio will not:

(1)                                  with respect to limitation (j), invest more than 25% of the value of its total assets in instruments issued by U.S. banks;

(2)                                  underwrite the securities of other issuers, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting; or

(3)                                  invest more than an aggregate of 15% of the net assets of the Portfolio, at the time of purchase, in illiquid securities.

In addition, with respect to investment limitation (j), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

With regard to limitation (k), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUNDS

Each Fund’s officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. Each Fund’s Board member holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such member and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the particular Board or shareholders. Each Fund’s officer is elected by the particular Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

Board Members and Officers

The following is a list of the Board members and officers of each of the Funds, their ages, their principal occupations during the past five years, the number of portfolios that they oversee in the Funds’ complex, and other directorships they hold. The Funds are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Unless otherwise indicated below, the address of each Board member and officer is c/o State Street Bank and Trust Company, Post Office Box 5049, Boston, MA 02206-5049, Attention: Fund Administration Legal Department.

Name and Age	Positions with the Funds and Time Served	Principal Occupations(s) During Past 5 Years	Other Director- ships Held	Number of Portfolios in Fund Complex Overseen

Interested Directors/Trustees(1)
Susan W. Catherwood(2) Age: 64	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)

Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001) and Compensation Committee (since 1993), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Member, The Women’s Committee and Penn Museum Board of Overseers of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Director: Monell Chemical Senses Center, United Way of Southeastern Pennsylvania, Thomas Harrison Skelton Foundation and The Catherwood Foundation; Board Member, Fellow and Finance Committee Chairperson, College of Physicians of Philadelphia; Member of Advisory Committee, Women Matter, Inc; Former Director, The Glenmede Trust Company of New Jersey (1993-2002); Former Vice Chairman of the Board of Directors, Executive Service Corps of the Delaware Valley; Former Director, PECO Energy; Former Director, First Pennsylvania Bank.

			None	15

G. Thompson Pew, Jr.(2) Age: 65	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director, Member of the Relationship Oversight Committee, Executive Committee, Private Equity/Real Estate Advisory Committee, and Chairman of the Compensation Committee, Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	None	15

(1)  Interested Directors/Trustees are those Directors/Trustees who are “interested persons” of the Funds as defined in the 1940 Act.

(2) Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be “interested persons” of the Funds because of their affiliations with Glenmede Trust, the parent company of the Funds’ investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

Independent Directors/Trustees(3)	Positions with the Funds and Time Served	Principal Occupations(s) During Past 5 Years	Other Director- ships Held	Number of Portfolios in Fund Complex Overseen

H. Franklin Allen, Ph.D. Age: 51	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Nippon Life Professor of Finance, and Professor of Economics, The Wharton School of The University of Pennsylvania; Professor of Finance and Economics from 1990-1994; Vice Dean and Director of Wharton Doctoral Programs from 1990-1993. Employed by The University of Pennsylvania since 1980.	None	15

Willard S. Boothby, Jr. Age: 86	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Director: Getty Oil Corp., Georgia-Pacific Corp., Burlington Industries, C-Tec Corp., Commonwealth Telephone Corp., Penn Engineering and Manufacturing Corp., Food Fair Corp., Sperry Corp, and Insurance Company of North America; Former Chemical Bank Advisory Board Member; Former Chairman and Chief Executive Officer, Blyth Eastman Dillon & Co., Inc.; Former Managing Director, Paine Webber, Inc.; Former Chairman, U.S. Securities Industry Association.	None	15

William L. Cobb, Jr. Age: 61	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Executive Vice President and Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (since 1999); Vice Chairman, J.P. Morgan Investment Management (1994-1999), Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church and the Wenner-Gren Foundation.	None	15

Gail E. Keppler Age: 61	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.	None	15

Francis J. Palamara Age: 82	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Chief Operating Officer, The New York Stock Exchange; Former Trustee, Gintel Fund; Former Director, XTRA Corporation; Former Director, Executive Vice President-Finance and Chief Financial Officer, ARAMARK, Inc.; Former Director, The Pittston Company; Former Director, Brinks Corp.; Former Director, Constar Corporation; Former President, Meinhard Commercial Corporation; Former Executive Vice President and Chief Financial Officer, James Talcott, Inc.	None	15

Harry Wong Age: 59	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 26, 2007)	Managing Director, BIO-IB, LLC (healthcare investment banking) (since 2004); Managing Director, Long Point Advisors, LLC (business consulting) (since 2003); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct faculty member, Sacred Heart University (2003-Present).	None	15

(3)  Independent Directors/Trustees are those Directors/Trustees who are not “interested persons” of the Funds as defined in the 1940 Act.

Officers

Name, Address, and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary Ann B. Wirts 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 56	President and Treasurer of the Funds.	President of the Funds since December 1997. Treasurer of the Funds since December 2002.

First Vice President and Managing Director of Fixed Income of Glenmede Trust. Managing Partner and Chief Administrative Officer of Glenmede Investment Management LP (since 2006). First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006). Employed by Glenmede Trust since 1982.

Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 41	Executive Vice President of the Funds.	Executive Vice President of the Funds since December 1997.

Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2007. Employed by Glenmede Trust 1993-2007 and Glenmede Advisers 2000-2007.

Michael P. Malloy One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Age: 48	Secretary of the Funds.	Secretary of the Funds since January 1995.	Partner in the law firm of Drinker Biddle & Reath LLP.

Nancy L. Conlin 2 Avenue de Lafayette Boston, MA 02111 Age: 54	Assistant Secretary of the Funds.	Assistant Secretary of the Funds since September 2007.	Vice President and Managing Counsel, State Street Bank and Trust Company since 2007; General Counsel, Plymouth Rock Companies (2004-2007); U.S. Chief Counsel, Sun Life Financial (2002-2004).

Daniel E. Shea 200 Clarendon Street Boston, MA 02116 Age: 45	Assistant Treasurer of the Funds.	Assistant Treasurer of the Funds since March 2005.

Vice President, State Street Bank and Trust Company (since 2007); Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2005); Investors Bank & Trust Company (since 1996).

Donna M. Rogers 200 Clarendon Street Boston, MA 02116 Age: 41	Chief Compliance Officer.	Chief Compliance Officer of the Funds since September 2004.

Senior Vice President, State Street Bank and Trust Company (since 2007); Senior Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2002); Investors Bank & Trust Company (since 1994).

Standing Board Committees

Messrs. Allen, Boothby, Cobb, Palamara, Pew and Wong and Mmes. Catherwood and Keppler serve on the Audit Committee and the Valuation Committee of the Boards. The Audit Committees operate under a written charter approved by the Boards. The purposes of the Audit Committees include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements. Accordingly, the Committees assist the Boards in their oversight of (i) the integrity of the Funds’ financial statements; (ii) the independent accountants’ qualifications and independence; and (iii) the performance of the Funds’ internal audit function and independent accountants. The Audit Committees convened two times during the fiscal year ended October 31, 2007. The Funds’ Valuation Committees determine, in consultation with the Funds’ administrator and advisors, the fair value of certain securities pursuant to procedures adopted by the Boards. The Valuation Committees did not meet during the fiscal year ended October 31, 2007.

Messrs. Allen, Boothby, Cobb, Palamara and Wong and Ms. Keppler serve on the Nominating Committees of the Boards. The Funds’ Nominating Committees, among other things, nominate persons to fill vacancies on the Boards. The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted to the Committees in care of the Funds’ Secretary. The Nominating Committees met one time during the fiscal year ended October 31, 2007.

Director/Trustee Ownership of Fund Shares

The following table shows the Directors’/Trustees’ ownership of each Portfolio of each Fund and in all Portfolios of the Funds overseen by the Directors/Trustees, as of December 31, 2007.

Name of Director/Trustee	Dollar Range of Equity Securities in each Portfolio of each Fund		Aggregate Dollar Range of Equity Securities in All Portfolios Within the Same Fund Complex

Interested Directors/Trustees

Susan W. Catherwood	None		None

G. Thompson Pew, Jr.			Over $100,000
	Government Cash Portfolio	$1 - $10,000
	International Portfolio	Over $100,000
	Large Cap 100 Portfolio	Over $100,000
	Small Cap Equity Portfolio	$1 - $10,000
	Strategic Equity Portfolio	Over $100,000
	Tax-Exempt Cash Portfolio	Over $100,000
	U.S. Emerging Growth Portfolio	$10,001 - $50,000

Independent Directors/Trustees

H. Franklin Allen, Ph.D.	None		None

Willard S. Boothby, Jr.			Over $100,000
	Tax-Exempt Cash Portfolio	Over $100,000

William L. Cobb, Jr.	None		None

Gail E. Keppler			Over $100,000
	International Portfolio	Over $100,000
	Long/Short Portfolio	Over $100,000
	Small Cap Equity Portfolio (Adviser Shares)	Over $100,000
	Tax-Exempt Cash Portfolio	Over $100,000
	U.S. Emerging Growth Portfolio	Over $100,000

Francis J. Palamara			Over $100,000
	Government Cash Portfolio	Over $100,000
	International Portfolio	$50,001 - $100,000
	Large Cap 100 Portfolio	Over $100,000
	Large Cap Growth Portfolio	Over $100,000
	Small Cap Equity Portfolio (Adviser Shares)	$10,001 - $50,000
	Strategic Equity Portfolio	Over $100,000
	U.S. Emerging Growth Portfolio	$10,001-$50,000

Harry Wong	None		None

Remuneration of Board Members

Effective January 1, 2007, the annual fee for each Glenmede Fund Board member, other than officers of the advisors, increased from $24,000 to $34,000.  In addition, to the annual fee, the Glenmede Fund pays each Board member, other than officers of the advisors, $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, and the Audit Committee Chairman receives an annual fee of $2,000 for his services as Chairman of the Audit Committee.  The Glenmede Portfolios pays each Board member, other than officers of the advisors, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Board members receive no compensation as members of the Audit, Valuation or Nominating Committees. The officers of the Funds receive no compensation as officers from the Funds.

Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2007.

Name of Person, Position*	Aggregate Compensation from Glenmede Fund	Aggregate Compensation from Glenmede Portfolios	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds

Interested Directors/Trustees

G. Thompson Pew, Jr., Director/Trustee	$38,602	$1,000	None	None	$39,602

Susan W. Catherwood, Director/Trustee	$29,250	$750	None	None	$30,000

Independent Directors/Trustees

H. Franklin Allen, Ph.D., Director/Trustee	$36,500	$1,000	None	None	$37,500

Willard S. Boothby, Jr., Director/Trustee	$37,934	$1,000	None	None	$38,934

Francis J. Palamara, Director/Trustee	$40,082	$1,000	None	None	$41,082

Gail E. Keppler, Director/Trustee	$29,293	$750	None	None	$30,043

William L. Cobb, Jr., Director/Trustee	$30,861	$750	None	None	$31,611

Harry Wong, Director/Trustee	$31,149	$750	None	None	$31,899

Code of Ethics

The Funds, the advisors and the sub-advisor have each adopted codes of ethics that permit personnel subject to the codes to invest in securities including securities that may be purchased or held by each Fund.

Proxy Voting Procedures

The Funds have delegated proxy voting responsibilities to the advisors and sub-advisor, as applicable, subject to the Boards’ general oversight. In delegating proxy responsibilities, the Boards have directed that proxies be voted consistent with the Funds’ and their shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The advisors and sub-advisor have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the advisors, sub-advisor and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors and Sub-Advisor

GIM, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as the investment advisor to each Portfolio (except the Philadelphia International Fund). GIM, a recently formed limited partnership, wholly-owned by Glenmede Trust, became the investment advisor to the relevant Portfolios on January 1, 2007. From September 1, 2000 until January 1, 2007, investment advisory services were provided by Glenmede Trust’s wholly-owned subsidiary, Glenmede Advisers, Inc. (“Glenmede Advisers”).  On January 1, 2007, Glenmede Advisers and GIM merged, and GIM succeeded to Glenmede Advisers’ investment adviser registration, acquired all of Glenmede Advisers’ assets and liabilities and undertook all rights, obligations, and responsibilities of Glenmede Advisers under the Portfolios’ Investment Advisory Agreements and Sub-Investment Advisory Agreement. Management personnel of Glenmede Advisers responsible for providing investment advisory services to the Portfolios under the Investment Advisory Agreements, including the portfolio managers and the supervisory personnel, are employees of GIM, where they continue to provide such services to the Portfolios. Therefore, management of the Portfolios has not been affected by this change.  Prior to September 1, 2000, investment advisory services were provided by Glenmede Trust. As of January 1, 2008, GIM and its affiliated companies had over $6 billion in assets in the accounts for which they serve in various capacities, including as executor, trustee or investment advisor.

The Advisory Agreements will continue in effect from year to year provided their continuance is approved annually (i) by the holders of a majority of each Portfolio’s outstanding voting securities or by the Board and (ii) by a majority of the Directors/Trustees who are not parties to each Advisory Agreement or interested persons of any such party. Each Advisory Agreement may be terminated on 60 days’ written notice by any such party and will terminate automatically if assigned.

The names and position with GIM of the principal executive officers and each director of GIM are as follows. The address for each is c/o GIM, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

Name	Position with GIM

Albert E. Piscopo	Managing Partner

James R. Belanger	Managing Partner

Laura Williamson	Managing Partner

Gordon B. Fowler	Managing Partner and Chief Investment Officer

Mary Ann B. Wirts	Managing Partner and Chief Administrative Officer

Robert J. Mancuso	Lead Portfolio Manager, Small Cap Equity

Stephen J. Mahoney	Lead Portfolio Manager, Fixed Income

Stephen R. Point	Lead Portfolio Manager, Fixed Income

Anthony K. Iuliano	Director of Equity Trading

Peter Zuleba	Director of Fundamental Research

George F. Foley	Lead Portfolio Manager, Value Equity

Vladimir de Vassal	Director of Quantitative Research

Kimberly C. Osborne	Client Service Manager

Rosemarie J. Kane	Client Service and Portfolio Execution Manager

Christopher J. Colarik	Portfolio Manager, Small Cap Equity

John R. Kichula	Research Analyst

Cynthia Axelrod	Research Analyst

R. Bradford Hoopman	Research Analyst

Jorge Peredo	Research Analyst

John Thomas	Portfolio Manager, Fixed Income

Paul T. Sullivan	Portfolio Manager

Adam Conish	Portfolio Manager, Value Equity

Wade Wescott	Research Analyst

GIM is wholly-owned by Glenmede Trust as both its only limited partner and as the sole owner of GIM’s only general partner, Gatepost Partners, LLC. Glenmede Trust, a nationally-chartered trust company, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust, Gatepost Partners, LLC and Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

Philadelphia International Advisors LP (“Philadelphia International”), is the investment advisor to the Philadelphia International Fund and the sub-advisor to the International Portfolio. Philadelphia International became the advisor to the Philadelphia International Fund and the sub-advisor to the International Portfolio effective January 1, 2002. From September 1, 2000 through December 31, 2001, investment advisory services for the Philadelphia International Fund and the International Portfolio were provided by Glenmede Advisers. Prior to September 1, 2000, investment advisory services for the Philadelphia International Fund and the International Portfolio were provided by Glenmede Trust. The address of Philadelphia International is 1650 Market Street, Suite 1400, Philadelphia, PA 19103. Philadelphia International was created to provide investment advisory services related to international equity investments. As of December 31, 2007, Philadelphia International had approximately $10.7 billion of assets under management. The partners in Philadelphia International and their respective interests in the partnership as of December 31, 2007 are as follows:

Name*	Ownership Status

Glenmede Trust	Limited Partner
Philadelphia International Partners LP**	General Partner

* The primary business address of each person is 1650 Market Street, Suite 1400, Philadelphia, PA 19103.

** Andrew B. Williams, James S. Lobb, Robert C. Benthem de Grave, Frederick B. Herman, Peter W. O’Hara, Scott E. Decatur, Christopher S. Delpi, Wei Huang, Kent E. Weaver, Hugo Molina, and Thomas R. Angers are the limited partners in Philadelphia International Partners LP. AB Williams Company LLC is the general partner in Philadelphia International Partners LP.

Principal Executive Officers of Philadelphia International

Name*	Positions and Offices with Philadelphia International
Andrew B. Williams	President, Chief Executive Officer and Chief Investment Officer
James S. Lobb	Managing Director
Kent E. Weaver	Chief Compliance Officer

* The principal business address of each person is 1650 Market Street, Suite 1400, Philadelphia, PA 19103.

As noted in the Prospectus, GIM does not receive any fee from the Government Cash, Muni Intermediate, New Jersey Muni, and Tax-Exempt Cash Portfolios for its investment services.

GIM is entitled to receive a fee from the Small Cap Equity Portfolio for its investment advisory services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio’s average daily net assets. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Small Cap Equity Portfolio paid GIM (formerly, Glenmede Advisers) advisory fees of $1,349,589, $1,363,303, and $1,481,927, respectively.

GIM is entitled to receive fees from the Large Cap 100 and Large Cap Growth Portfolios for its investment advisory services, calculated daily and payable monthly, at an annual rate of .55% of each such Portfolio’s average daily net assets. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Large Cap 100 Portfolio paid GIM advisory fees of $749,587, $433,121, and $191,541, respectively, and the Large Cap Growth Portfolio paid GIM advisory fees of $272,607, $157,619, and $63,946, respectively.

Philadelphia International is entitled to receive a fee from the Philadelphia International Fund for its investment advisory services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio’s average daily net assets. Philadelphia International has agreed to waive its fees to the extent necessary to ensure that the Philadelphia International Fund’s annual total operating expenses do not exceed 1.00% of average net assets. It was not necessary for Philadelphia International to waive its fees during the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Philadelphia International Fund paid Philadelphia International advisory fees of $4,101,422, $5,834,038, and $4,137,245, respectively.

GIM is entitled to receive fees from the Core Fixed Income, International, Large Cap Value and Strategic Equity Portfolios for its investment advisory services, calculated daily and payable monthly, at the annual rate of .35%, .75%, .55% and .55%, respectively, of such Portfolio’s average daily net assets. GIM pays Philadelphia International a fee for its sub-investment advisory services to the International Portfolio, calculated daily and payable monthly, at the annual rate of .26% of the International Portfolio’s average daily net assets. Prior to August 1, 2005, Glenmede Advisers was not entitled to receive any fees for its investment advisory services from the Core Fixed Income, International, Large Cap Value and Strategic Equity Portfolios, and Philadelphia International did not receive any fees for its sub-investment advisory services to the International Portfolio. For the fiscal year ended October 31, 2007, October 31, 2006, and for the period August 1, 2005 to October 31, 2005, the Core Fixed Income Portfolio paid GIM advisory fees of $696,358, $680,730 and $173,957, respectively, the Large Cap Value Portfolio paid GIM advisory fees of $266,824, $216,436 and $37,606, respectively, and the Strategic Equity Portfolio paid GIM advisory fees of $493,081, $457,500 and $111,176, respectively. For the fiscal year ended October 31, 2007 and for the period January 1, 2006 to October 31, 2006, the International Portfolio paid GIM advisory fees of $7,340,548 and 5,623,861, respectively. For the period August 1, 2005 to December 31, 2005, Glenmede Advisers and Philadelphia International received no fees for their respective advisory and sub-advisory services to the International Portfolio because they voluntarily waived their respective fees until January 1, 2006.

GIM is entitled to receive a fee from the U.S. Emerging Growth Portfolio for its investment advisory services, calculated daily and payable monthly, at the annual rate of .55% of the Portfolio’s average daily net assets. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Portfolio paid GIM advisory fees of $210,089, $157,701, and $86,721, respectively. Prior to February 27, 2005, Glenmede Advisers served as the investment advisor to the Portfolio using a multi-manager approach by which the Glenmede Advisers selected sub-advisors, subject to the approval of the Glenmede Fund’s Board and the Portfolio’s shareholders, and allocated the Portfolio’s assets between them. Each of the Portfolio’s sub-advisors was entitled to receive a fee from the Portfolio for its services, calculated daily and payable monthly, at the annual rate of .60% of that portion of the Portfolio’s average daily net assets that the sub-advisor managed. For the fiscal year ended October 31, 2005, the Portfolio paid Winslow Capital Management, Inc. sub-advisory fees of $86,064. For the fiscal year ended October 31, 2005 the Portfolio paid Sterling Johnston Capital Management, L.P. sub-advisory fees of $40,838.

GIM is entitled to receive fees from the Long/Short and Total Market Portfolios for its investment advisory services, calculated daily and payable monthly, at annual rate of 1.20% of each such Portfolio’s average daily net assets. GIM contractually agreed to waive a portion of its advisory fees so that after giving effect to such contractual waiver, the advisory fees for the fiscal year ended October 31, 2007 were 75%. Effective February 29, 2008, the Advisor decreased the contractual waiver so that the management fees for the Long/Short and Total Return Portfolio will be 0.85%. GIM has also contractually agreed to waive an additional portion of its advisory fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio’s average net assets, exceed 1.25% (excluding short-sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). GIM has contractually agreed to these waivers and/or reimbursements until at least February 28, 2009. You will be notified if the waivers are discontinued after that date. For the fiscal year ended October 31, 2007 and for the period September 29, 2006 (commencement of operations) to October 31, 2006, the Long/Short Portfolio paid GIM advisory fees of $240,772 and $5,912, respectively. For the period December 21, 2006 (commencement of operations) to October 31, 2007, the Total Market Portfolio paid GIM advisory fee of $120,557.

Additionally, many shareholders in the Portfolios may be clients of Glenmede Trust or an Affiliate and, as clients, pay fees which vary depending on the capacity in which Glenmede Trust or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, Glenmede Trust charges its clients up to 1% on the first $3 million of principal, .75% on the next $2 million of principal, and .50% on the next $15 million of principal. An additional .25% administrative service fee is charged on accounts below $3 million. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

Portfolio Managers

Set forth below is information regarding the individuals identified in the Funds’ Prospectuses as primarily responsible for the day-to-day management of the Funds’ Portfolios, with the exception of the Money Market Portfolios (“Portfolio Managers”).

As of October 31, 2007, the Portfolio Managers were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

	Type of Accounts	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Performance- Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees
Glenmede Investment Management LP			$		$
Stephen J. Mahoney	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	490	957,877,241	None	0

Vladimir de Vassal	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	73	516,448,278	None	0

Paul Sullivan	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	73	516,448,278	None	0

George F. Foley	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	166	947,338,039	None	0

Mary Ann B. Wirts	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	None	0	None	0

Robert J. Mancuso	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	230	191,130,821	None	0

Christopher J. Colarik	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	230	191,130,821	None	0

Peter J. Zuleba, III	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	103	113,984,440	None	0

Philadelphia International Advisors, LP

Andrew Williams	Registered Investment Companies	3	1,101,000	None	None
	Other Pooled Investment Vehicles	3	1,072,000	None	None
	Other Accounts	87	6,995,000,000	3	136,000,000

Robert Benthem de Grave	Registered Investment Companies	3	1,101,000	None	None
	Other Pooled Investment Vehicles	3	1,072,000	None	None
	Other Accounts	87	6,995,000,000	3	136,000,000

Frederick Herman	Registered Investment Companies	3	1,101,000	None	None
	Other Pooled Investment Vehicles	3	1,072,000	None	None
	Other Accounts	87	6,995,000,000	3	136,000,000

Peter O’Hara	Registered Investment Companies	3	1,101,000	None	None
	Other Pooled Investment Vehicles	3	1,072,000	None	None
	Other Accounts	87	6,995,000,000	3	136,000,000

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Portfolio(s) that he or she manages as of October 31, 2007:

Portfolio/Portfolio Manager	Dollar Range of Shares Beneficially Owned

Long/Short Portfolio
Vladimir de Vassal	None
Paul Sullivan	None
Core Fixed Income Portfolio
Stephen J. Mahoney	None
International Portfolio
Andrew Williams	None
Robert Benthem de Grave	None

Frederick Herman	None
Peter O’Hara	None
Large Cap 100 Portfolio
Vladimir de Vassal	$50,001-$100,000
Paul Sullivan	$10,001-$50,000
Large Cap Growth Portfolio
Vladimir de Vassal	$50,001-$100,000
Paul Sullivan	$10,001-$50,000
Large Cap Value Portfolio
George F. Foley	None
Muni Intermediate Portfolio
Mary Ann B. Wirts	None
New Jersey Muni Portfolio
Mary Ann B. Wirts	None
Philadelphia International Fund
Andrew Williams	$100,001-$500,000
Robert Benthem de Grave	$100,001-$500,000
Frederick Herman	$100,001-$500,000
Peter O’Hara	$100,001-$500,000
Small Cap Equity Portfolio
Robert J. Mancuso	$50,001-$100,000
Christopher J. Colarik	$10,001-$50,000
Strategic Equity Portfolio
Peter J. Zuleba, III	$50,001-$100,000
Total Market Portfolio
Vladimir deVassal	None
Paul Sullivan	None
U.S. Emerging Growth Portfolio
Vladimir de Vassal	$50,001-$100,000
Paul Sullivan	$1-$10,000

The compensation package for the GIM Portfolio Managers is comprised of a base salary, annual bonus and participation in a long-term equity plan of the Glenmede Corporation. The base salary is based on a combination of factors including the Portfolio Manager’s experience, expertise, and competitive market rates. The annual bonus payment is based on a combination of the annual pre-tax financial performance of the Glenmede Corporation, revenue generated from investment management fees and achievement of non-financial strategic goals. The Glenmede Corporation’s equity plan provides an opportunity for senior management to build equity in the parent company through options and restricted stock. Participation is based on position, experience and expertise.

The Philadelphia International’s Portfolio Managers have a compensation package that includes: base salary (fixed), revenue sharing (fixed %), performance bonuses (variable), and partnership distributions (based on the firm’s profitability). The base salary is determined by considering overall experience, expertise, and competitive market rates. The revenue sharing component is a percentage of total firm pre-tax revenue based on tenure and overall experience. The performance bonus is determined by Andrew Williams, Chief Investment Officer and is based on how well the Portfolio Manager’s countries and recommended stock ideas perform for all accounts managed, including the Portfolios, relative to appropriate indexes, as well as the Portfolio Manager’s general contribution to the overall management process. The benchmarks are designed to gauge the Portfolio Manager’s stock selection capabilities within their respective regions versus those of the product’s performance benchmark, MSCI EAFE and Philadelphia International’s proprietary stock selection model. The performance bonus is distributed at year-end based on the pre- tax performance of the previous 12 months. All portions of the Portfolio Managers’ comprehensive compensation plan are received from Philadelphia International, and not from individual clients, portfolios or accounts.

The Portfolio Managers may manage other accounts with investment strategies similar to those of the Portfolios of the Funds, which may suggest the potential for conflicts of interests relating to cross trading, allocation of investment opportunities, and aggregation and allocation of trades. In addition, GIM and Philadelphia International may charge varying fees to different accounts managed by their respective Portfolio Managers. Shareholders should be aware that, as with any group of portfolios and accounts managed by an investment advisor pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflicts of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with higher or incentive-based arrangements. However, the Funds do not anticipate that management by a Portfolio’s Portfolio Manager of other accounts with similar investment strategy or different fee arrangement would conflict with management of any of the Portfolios of the Funds because conflicts of interest of this type are minimized by the GIM’s and Philadelphia International’s respective investment management decision-making process and trade allocation policy. In addition, the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds’ Portfolios and another client account.

Transfer Agent, Dividend Paying Agent, Custodian and Administrator

Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, MA 02116, served as the Funds’ transfer agent, dividend paying agent, custodian and administrator from September 1, 2001 until the third quarter of 2007 when it merged with State Street.  As a result of that merger, State Street, with its primary place of business located at One Lincoln Street, Boston, MA 02111, now serves as the Funds’ transfer agent, dividend paying agent, custodian and administrator.

For its services, State Street is entitled to receive fees from the Funds based on a percentage of the daily net assets of all Portfolios of the Funds, which is allocated to each Portfolio based on its relative net assets, plus transaction charges for certain transactions and out-of-pocket expenses. Fees paid by the Funds to State Street, including fees paid to IBT, for the past three fiscal years are shown in the following table.

Portfolio	October 31, 2007	October 31, 2006	October 31, 2005

Core Fixed Income Portfolio	$126,216	$126,499	$133,150
Government Cash Portfolio	$439,814	$391,932	$380,289
International Portfolio	$596,879	$602,622	$893,924
Large Cap 100 Portfolio	$80,976	$52,843	$25,911
Large Cap Growth Portfolio	$30,964	$22,966	$11,850
Large Cap Value Portfolio	$36,587	$47,549	$22,040
Long/Short Portfolio	$96,934	$4,011	—
Muni Intermediate Portfolio	$13,857	$16,399	$16,033
New Jersey Muni Portfolio	$12,387	$13,988	$18,073
Philadelphia International Fund	$349,907	$535,656	$391,477
Small Cap Equity Portfolio	$153,815	$168,954	$193,416
Strategic Equity Portfolio	$54,893	$55,609	$48,256
Tax-Exempt Cash Portfolio	$383,010	$366,700	$343,628
Total Market Portfolio(1)	$54,731	—	—
U.S. Emerging Growth Portfolio	$27,037	$17,435	$45,513

(1)   Commenced operations on December 21, 2006

Shareholder Services Plan

Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995, and most recently amended effective January 1, 2004, and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998, and most recently amended effective September 11, 2006 (collectively the “Plans”), under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship (“Servicing Agents”) with the beneficial owners of shares in any of the Portfolios. As of the date of this SAI, the Philadelphia International Fund is not subject to the Plans and, accordingly, pays no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the “Agreements”) with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients (“Customers”) who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the Institutional Shares of the Small Cap Equity Portfolio; .10% for the Government Cash Portfolio, Tax-Exempt Cash Portfolio and Core Fixed Income Portfolio; .15% for the Muni Intermediate Portfolio and New Jersey Muni Portfolio; .20% for the Strategic Equity Portfolio, Large Cap Value Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, and Total Market Portfolio; and .25% for the International, U.S. Emerging Growth Portfolio and the Advisor Shares of the Small Cap Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio’s Total Annual Portfolio Operating Expenses. The Advisor, Glenmede Trust and/or Philadelphia International may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected institutions and other persons in connection with selling Portfolio shares and/or servicing of Portfolio shareholders and other accounts managed by the Advisor, Glenmede Trust or Philadelphia International.

The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers’ inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

Glenmede Trust has entered into an Agreement with the Funds and provides shareholder support services to their clients who beneficially own shares of certain Portfolios listed below. Shareholder servicing fees paid to Glenmede Trust for the past three fiscal years are shown in the following table.

Shareholder Services Plan

Portfolio	October 31, 2007	October 31, 2006	October 31, 2005

Core Fixed Income Portfolio	$198,414	$194,532	$195,245
Government Cash Portfolio	$797,177	$676,490	$614,914
International Portfolio	$2,446,849	$2,226,411	$1,139,122
Large Cap 100 Portfolio	$272,577	$157,499	$69,652

Large Cap Growth Portfolio	$99,130	$57,316	$23,253
Large Cap Value Portfolio	$97,027	$78,708	$50,965
Long/Short Portfolio	$77,735	$2,560	—
Muni Intermediate Portfolio	$33,837	$32,968	$30,140
New Jersey Muni Portfolio	$24,053	$24,826	$25,768
Small Cap Equity Portfolio	$611,643	$621,640	$675,220
Strategic Equity Portfolio	$179,558	$170,258	$145,842
Tax-Exempt Cash Portfolio	$670,550	$604,266	$548,710
Total Market Portfolio(1)	$45,134	—	—
U.S. Emerging Growth Portfolio	$95,495	$71,917	$76,497

(1)   Commenced operations on December 21, 2006

Distributor

Shares of the Funds are distributed continuously and are offered without a sales load by Quasar Distributors, LLC (“Quasar Distributors”), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to Distribution Agreements between the Funds and Quasar Distributors. Quasar Distributors receives no fee from the Funds for its distribution services. IBT has paid fees to Quasar Distributors for the services it provides as the Funds’ distributor through June 2008 and the Advisor is currently paying Quasar’s out-of-pocket expenses.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the Funds’ independent registered public accounting firm and will audit their financial statements annually.

Counsel

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Funds.

Reports

Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreements and the Sub-Advisory Agreement authorize the advisors, and the sub-advisor to the International Portfolio, to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct an advisor or sub-advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. Each advisor or sub-advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by an advisor or sub-advisor under each Investment Advisory Agreement and the Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the advisor or sub-advisor of the Portfolio determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the advisor or sub-advisor to a Portfolio and the advisor’s or sub-advisor’s other clients.

The Funds are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Portfolios have acquired during the Funds’ most recent fiscal year. During the fiscal year ended October 31, 2007, the Core Fixed Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Total Market, and U.S. Emerging Growth Portfolio acquired and sold securities of their regular broker/dealers.

As of October 31, 2007, the Core Fixed Income Portfolio held Merrill Lynch, Inc. debt securities with a value of $12,700,000; Citigroup, Inc. debt securities with a value of $6,794,452; JP Morgan Chase & Co. debt securities with a value of $7,962,528; and State Street Bank & Trust Co. debt securities with a value of $48,935.

As of October 31, 2007, the Large Cap 100 Portfolio held Merrill Lynch & Co, Inc. equity securities with a value of $961,581; Morgan Stanley equity securities with value of $1,461,223; Goldman Sachs & Co. equity securities with a value of $1,388,352; Lehman Brothers equity securities with a value of $637,454; Bank of American Corp. equity securities with a value of $728,497; and State Street Bank & Trust Co. debt securities with a value of $1,207,946.

As of October 31, 2007, the Large Cap Growth Portfolio held State Street Bank & Trust Co. debt securities with a value of $165,265; Goldman Sachs & Co. equity securities with a value of $1,332,074; and State Street Bank & Trust Co. equity securities with a value of $415,283.

As of October 31, 2007, the Large Cap Value Portfolio held Citigroup, Inc. equity securities with a value of $764,466; Bank of America Corp. equity securities with a value of $779,529; and State Street Bank & Trust Co. debt securities with a value of $333,232.

As of October 31, 2007, the Long/Short Portfolio held Goldman Sachs & Co. equity securities with a value of $515,673; Prudential equity securities with a value of $347,612; and State Street Bank & Trust Co. debt securities with a value of $2,031,486.

As of October 31, 2007, the Philadelphia International Fund held Macquarie Bank, LTD equity securities with a value of $8,372,970.

As of October 31, 2007, the Small Cap Equity Portfolio held State Street Bank & Trust Co. debt securities with a value of $7,578,187.

As of October 31, 2007, the Strategic Equity Portfolio held Merrill Lynch, Inc. equity securities with a value of $2,340,475; Citigroup, Inc. equity securities with a value of $1,709,939; Kellogg Partners equity securities with a value of $1,839,731; and State Street Bank & Trust Co. debt securities with a value of $206,674.

As of October 31, 2007, the U.S. Emerging Growth Portfolio held State Street Bank & Trust Co. debt securities with a value of $65,729.

As of October 31, 2007, the Government Cash Portfolio held Bear Stearns & Co., Inc. debt securities with a value of $190,000,000; Merrill Lynch, Inc. debt securities with a value of $54,027,000; Paine Webber, Inc. debt securities with a value of $30,000,000.

As of October 31, 2007, the Total Market Portfolio held Goldman Sachs & Co. equity securities with a value of $482,452; Prudential equity securities with a value of $448,297; and State Street Bank & Trust Co. debt securities with a value of $725,276.

During the fiscal years ended October 31, 2007, 2006 and 2005, the Portfolios paid brokerage commissions as follows:

Portfolio	2007	2006	2005

International Portfolio	$1,192,004	$1,310,085	$2,405,165
Large Cap 100 Portfolio	$315,479	$225,727	$103,658
Large Cap Growth Portfolio	$146,932	$94,167	$36,427
Large Cap Value Portfolio	$120,797	$85,812	$42,363
Long/Short Portfolio	$164,191	$38,431	—
Philadelphia International Fund	$634,632	$1,141,543	$1,074,056
Small Cap Equity Portfolio	$482,176	$561,064	$534,006
Strategic Equity Portfolio	$106,174	$169,427	$170,115
Total Market Portfolio(1)	$116,837	—	—
U.S. Emerging Growth Portfolio	$151,709	$143,070	$239,670

(1)   Commenced operations on December 21, 2006

Significant changes in brokerage commissions paid by a Portfolio from year to year have been due to changing asset levels and/or portfolio turnover.

The Core Fixed Income Portfolio, Government Cash Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, and Tax-Exempt Cash Portfolio do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

To the extent that a Portfolio effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Funds, the advisors, sub-advisor or Quasar Distributors, such transactions will be effected in compliance with applicable law.

During each of the fiscal years ended October 31, 2007, 2006 and 2005, the Portfolios did not effect brokerage transactions with an affiliated person.

Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the advisors or sub-advisor. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by an advisor or sub-advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by such advisor or sub-advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decision and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be a retroactive.

General

Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company it must meet three important tests each year.

First, each Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Portfolio intends to comply with these requirements. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year a Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

The following Portfolios have available capital loss carryforwards as of October 31, 2007 to offset future net capital gains through the indicated expiration dates as follows:

Portfolio	Expiring In 2008	Expiring In 2009	Expiring In 2010	Expiring In 2011	Expiring In 2012	Expiring In 2013	Expiring In 2014	Expiring in 2015

Long/Short	$—	$—	$—	$—	$—	$—	$85,999	$7,438,452

Core Fixed Income	2,482,005	—	—	—	—	—	435,604

Tax- Exempt Cash	—	128,382	—	—	—	—	—

U.S. Emerging Growth	—	562,713	427,605	427,605	—	—	—

Total Market								2,501,922

Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios

As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios are not suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio’s dividends being tax-exempt.  Additionally, dividends would be ultimately taxable to the beneficiaries of retirement plans, H.R. 10 plans and individual retirement accounts when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

For a Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio’s assets at the close of each quarter of the Portfolio’s taxable year must consist of exempt-interest obligations.

State and Local Taxes

Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

Special Considerations Regarding Investment In Pennsylvania Municipal Obligations

The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania (the “Commonwealth”) and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth, the latest of which is dated December 13, 2007. The Funds have not independently verified the information. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no responsibility on the part of the Commonwealth to make payments on such local obligations.

General Economic Conditions

As a result of Commonwealth financial operations during the fiscal year, the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) was able to have an unappropriated surplus of $530.9 million as of June 30, 2007, following a transfer of $176.9 million to the Budget Stabilization Reserve Fund (an emergency fund of the Commonwealth).

The Commonwealth’s economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Pennsylvania Municipal Obligations held by the Muni-Intermediate Portfolio or the ability of the respective obligors to make payments of interest and principal due on such obligations.

Indebtedness

General Obligation Bonds. As of June 30, 2007, the Commonwealth had approximately $7.834 billion aggregate amount of its general obligation bonds outstanding. Although there can be no assurance that such conditions will continue, the Commonwealth’s general obligation bonds are currently rated AA by Standard & Poor’s, Aa2 by Moody’s and AA by Fitch Ratings.

City of Philadelphia/PICA. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the City concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the City’s cumulative general fund balance deficit. The City is currently operating under the five year plan approved by PICA on July 26, 2007. PICA’s power to issue further bonds to finance capital projects expired on December 31, 1994. PICA’s power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund outstanding debt is unrestricted. PICA had approximately $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Other Government Authorities and Organizations. Certain Local Government Authorities and Commonwealth agencies and authorities issue debt obligations for which the General Fund has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer and is not a statutory or moral obligation of the Commonwealth.

Pending Litigation

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters:

(i)                                     In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Pennsylvania Supreme Court.

(ii)                                 Twenty or more insurance companies have challenged the Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premiums tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. The case was argued before the Commonwealth Court en banc on December 14, 2005.  On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties.  Exceptions will be filed by both parties.  If taxpayers prevail, estimated refunds would total approximately $150 million.

(iii)                              A civil rights action was brought against two state troopers for the shooting of a twelve year-old boy, who was unarmed and running away from the troopers at the time of the shooting.  The Court denied defendant’s motion for summary judgment and the case is scheduled to be tried in the first quarter of 2008.  A jury verdict could exceed the limit of the Commonwealth’s self-insurance.

Special Considerations Regarding Investment in New Jersey Municipal Obligations

The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of New Jersey (the “State”), the latest of which is dated November 28, 2007. The Funds have not independently verified the information. The creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations.

The State generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although the State’s manufacturing industry has shown a downward trend in the last few years. Recently, the State’s employment rate increased by 0.4% in June 2007 compared to the previous year. The State, however, continues to suffer from job losses concentrated in manufacturing and the telecommunications industry. While the State’s economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, adverse conditions including a recurrence of high levels of unemployment, concerns about energy, financial markets and geopolitical tensions, could adversely affect the State’s overall economy and its ability to meet its financial obligations. To the extent that any adverse conditions exist in the future which affect the obligor’s ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

The State and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer’s taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

General obligation bonds of the State are repaid from revenues obtained through the State’s general taxing authority. An inability to increase taxes may adversely affect the State’s ability to authorize or repay debt.

Public authorities, private non-profit corporations, agencies and similar entities of New Jersey (“Authorities”) are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

An absence or reduction of revenue will affect a bond-issuing Authority’s ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management’s ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care, which may further affect a hospital’s debt service obligation.

Housing facilities may be subject to increases in operating costs, management’s ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) the New Jersey Protection and Advocacy, Inc., a non-profit agency, and two individual plaintiffs filed complaints on April 5, 2005 and September 29, 2005 against the New Jersey Department of Human Services alleging violations of the rights of certain patients in state psychiatric hospitals to due process and under the Americans with

Disabilities Act and Section 504 of the Rehabilitation Act; (ii) several litigations are pending that involve challenges to the adequacy of educational funding and other programs in respect of poor and middle income school districts within the State; (iii) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection’s refusal to permit development of the property and is seeking in excess of $28 million in damages; (iv) separate actions have been brought alleging that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund and Police and Firemen’s Retirement System; (v) various claims have been filed against the Department of Transportation based on a construction contract involving the Route 35 Shark River Bridge; (vi) an action was brought on July 6, 2005 challenging the constitutionality of the State’s elimination of the insurance premiums tax “cap” for health service corporations; (vii) on July 13, 2006, a class action was filed against the Department of Education and the Boards of Education of certain school districts alleging that compulsory attendance laws, mandatory attendance zones and boundaries of each such school district violated the New Jersey and U.S. Constitutions; and (viii) in October 2006 and January 2007, two separate actions were filed challenging the enforcement of the new 7% sales tax on self-storage receipts, fees and dues for health, fitness, sporting, shopping and other cubs or organizations respectively. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract, environmental and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.

Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody’s or A, SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

GENERAL INFORMATION

Description of Shares and Voting Rights

The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the SEC has expressed the view that the use of a combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

Notwithstanding any provision of Maryland law requiring a greater vote of the Glenmede Fund’s common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Glenmede Fund’s Articles of Amendment and Restatement, the Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Glenmede Fund entitled to vote thereon.

Certain Record Holders

As of January 31, 2008, Glenmede Trust held of record substantially all of the outstanding shares of each Portfolio (including the Advisor and Institutional Share classes of the Small Cap Equity Portfolio), except Philadelphia International Fund. For more information about Glenmede Trust and Glenmede Advisers, see “Investment Advisor” in the Prospectuses.

To the Fund’s knowledge, the following shareholders beneficially owned 5% or more of the outstanding shares of the indicated Portfolio as of January 31, 2008.

Portfolio	Name and Address of Owner	Percentage of Outstanding Shares

Core Fixed Income Portfolio	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	24.92%

Government Cash Portfolio	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	23.31%

International Portfolio	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	28.45%
	J. Howard Pew Freedom Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	6.15%

Large Cap Growth Portfolio	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	5.80%

Large Cap Value Portfolio	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	11.37%
	Charles Schwab & Co., Inc. The Schwab Building 101 Montgomery Street San Francisco, CA 94104	11.02%
	MC SPCA Unrestricted Equity c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	8.90%

Long/Short Portfolio	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	7.73%
	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	5.76%

New Jersey Muni Portfolio	Donna J. Baron Investment Advisor c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	6.54%

Philadelphia International Fund	Astra Zeneca -74304 1800 Concord Pike Wilmington, DE 19850	19.0%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.3%
	Atwell & Co. 050 c/o US Trust PO Box 457, Wall Street Station New York, NY 10005	14.3%
	Smith Barney, Inc. 388 Greenwich Street New York, NY 10013	8.9%
	Charles Schwab & Co., Inc. The Schwab Building 101 Montgomery Street San Francisco, CA 94104	7.7%
	Citistreet Core Markets One Heritage Drive North Quincy, MA 02171	6.1%

Small Cap Equity Portfolio – Adviser Shares	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	19.81%
	Charles Schwab & Co., Inc. The Schwab Building 101 Montgomery Street San Francisco, CA 94104	11.49%
	J. Howard Pew Freedom Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	9.13%
	Mabel Pew Myrin Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	5.70%

Small Cap Equity Portfolio – Institutional Shares	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	100%

Strategic Equity Portfolio	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	6.83%

Total Market Portfolio	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	6.81%
	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	6.11%
	SEI Private Trust c/o State Street Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	5.20%

As of January 31, 2008, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds’ Portfolios.

Dividends and Distributions

Each Portfolio’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the

Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

FINANCIAL STATEMENTS

The Funds’ Financial Statements for the Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Portfolio and U.S. Emerging Growth Portfolio for the year or period ended October 31, 2007, and the financial highlights for each of the respective periods presented, appearing in the 2007 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the 2007 Annual Report to Shareholders are incorporated herein.

OTHER INFORMATION

The Funds’ Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

The third party marks appearing above are the marks of their respective owners.

APPENDIX A

DESCRIPTION OF SECURITIES AND RATINGS

I.                                        Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default.  This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings.  A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial  commitments in a timely manner.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality.  This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality.  This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk.  Default is a real possibility.  This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” -  Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category.  Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry.  Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit.  However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative.  While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control.  Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative.  R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear.  Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity.  Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low.  The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative.  There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity.  In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future.  In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation.  Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

II.                                   Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA”  ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that there are currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk.  Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity.  The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high.  In many cases they differ from long-term debt rated “AAA” only to a small degree.  Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality.  Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.  Entities in the “BB” range typically have limited access to capital markets and additional liquidity support.  In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.”  Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future.  In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation.  Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

III.                               Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

•  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                                About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

IV.                               Description of Mortgage-Backed Securities

Mortgage-Related Securities. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Core Fixed Income Portfolio may invest in mortgage-backed securities issued or sponsored by both government and non-governmental entities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Privately-issued mortgage backed securities must have a rating of at least A by S&P or Moody’s or which if unrated, is in the advisor’s opinion equivalent in credit quality to securities so rated. The ratings assigned by a rating organization (e.g., S&P or Moody’s) to privately-issued mortgage-backed securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. Additionally, in order to receive a high quality rating from the rating organizations, privately issued mortgage-backed securities normally are structured with one or more types of “credit enhancement.” Credit enhancement falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default relates to the ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

The Core Fixed Income Portfolio may also invest in multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as

Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not intend to purchase residual interests in REMICs.  The REMIC certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date.  In most cases, payments of principal are applied to the CMO classes in order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These are referred to as “sequential pay” CMOs, or REMIC Certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Additional structures of CMOs and REMIC certificates include, among others, “parallel pay” CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC certificates may be issued in sequential pay or parallel pay structures.  These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Portfolio based on the Portfolio’s analysis of the market value of the security.

The Core Fixed Income Portfolio may also invest in stripped mortgage-backed securities (“SMBS”) (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. The Core Fixed Income Portfolio may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio’s limitation on investments in illiquid securities. The advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid securities.

SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Because derivative mortgage-backed securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

V.                                   Description of Asset-Backed Securities

Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities.  Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

VI.                               Description of U.S. Government Securities and Certain Other Securities

The term “U.S. Government Securities” refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision.  Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”).

VII.                           Description of Municipal Obligations

Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

Municipal Obligations are sometimes purchased on a “when issued” basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds’ Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios’ investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

VIII.                       Foreign Investments

Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Long/Short, Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Total Market, U.S. Emerging Growth and Philadelphia International Fund Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International and Philadelphia International Fund Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolio’s holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

Although the Long/Short, Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Total Market, U.S. Emerging Growth and Philadelphia International Fund Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Long/Short, Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Total Market, U.S. Emerging Growth and Philadelphia International Fund Portfolios.

IX.                               Options

The Long/Short, Large Cap Value and Strategic Equity Portfolios’ writing and purchase of options is a highly specialized activity which involves investment analysis and risks that are different from those associated with ordinary portfolio securities transactions.

Purchasing options to attempt to increase return through their price appreciation involves the risk of loss of option premium if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in a Portfolio involves the risk of net loss (after receiving the option premium) if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of a Portfolio will be less favorable than it would have been in the absence of such options transactions. The use of options may increase a Portfolio’s portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by a Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes.

Additionally, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Long/Short, Large Cap Value and Strategic Equity Portfolios may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

X.                                   Futures Contracts and Options on Futures Contracts.

To seek to increase total return or to hedge against changes in interest rates or securities prices, Long/Short Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. The Portfolio will engage in futures and related options transactions for hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Portfolio proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Portfolio may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Portfolio’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Portfolio’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Portfolio’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Portfolio’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Portfolio may take a “long” position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

APPENDIX B – PROXY VOTING PROCEDURES

Glenmede Investment Management LP

Philadelphia International Advisors LP

ISS Governance Services, a subsidiary of RiskMetrics Group (ISS)

GLENMEDE  INVESTMENT MANAGEMENT LP

PROXY VOTING POLICY

I. EXECUTIVE SUMMARY

There are responsibilities that come with equity ownership.  There are responsibilities on not only corporate managers of companies but the stockholders as well.  As a shareholder, one is expected to cast informed votes on important issues affecting a company.

II. POLICY

It is the policy of Glenmede to conform to the Shareholders Communication Act (17 CFR 240.14-17) which discusses the distribution of proxy material. One primary objective for Glenmede in it’s fiduciary capacity, is to represent and vote for the best long term interest of its beneficiaries, exercising the care, skill and diligence required by §404(a)(1)(b) of ERISA.

Glenmede may engage the services of a third party proxy processor. It is Glenmede’s policy to see that all proxies are appropriately voted in all managed accounts and custodial accounts unless otherwise directed by the client. In general, it is Glenmede’s position to vote routine proxies in accordance with management’s recommendation. These include an uncontested election of directors and stock splits or dividends. Other matters such as proxy contests, ratification of auditors, anti-takeover measures, capital structure changes, executive and director compensation, are reviewed on a case by case basis by the proxy service which provides fundamental research and subsequent recommendations on the proxy question.

The Glenmede-adopted proxy service has guidelines that provide more detail on each of the above mentioned situations.

Exceptions to the standard proxy voting procedure will be managed pursuant to procedures set forth by the Proxy Committee. In any instance when an exception to the standard procedure will cause Glenmede to split its votes when it has sole proxy voting discretion, the Proxy Committee shall approve and document the rationale. The Proxy Committee shall establish procedures to manage potential conflicts-of-interest between the interests of the clients, on the one hand, and those of Glenmede and certain of its affiliates, on the other.

PHILADELPHIA INTERNATIONAL ADVISORS, LP

PROXY VOTING POLICY

(As of August 20, 2004)

Overview

Philadelphia International Advisors, LP (“PIA”) has responsibility to see that proxies are appropriately voted. Clients are solicited and records kept indicating whether we are to have discretion in voting proxies or whether they should be voted elsewhere.  This is primarily documented via the account agreement.  PIA votes all proxies in accordance with its general proxy policy in effect at the time, unless otherwise specifically instructed by the client in writing.

An independent third party proxy service, ISS Governance Services, a subsidiary of RiskMetrics Group (ISS), has been retained by PIA for their fundamental research on the proxy question and subsequent recommendations.  Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA’s clients.  PIA has directed ISS that in the event shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, ISS will abstain from voting.

ISS will inform PIA’s proxy administrator of any proxies that do not fall within the adopted guidelines.  PIA’s proxy administrator will send the proxies in question to the appropriate portfolio manager for review, documentation of vote rationale, and signature.  In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the CIO for execution.

Proxy Voting Administration

PIA provides ISS with daily holdings of all accounts that PIA is responsible for voting.  ISS has approved guidelines from PIA to ensure that all issues are voted.

Quarterly reports are generated by ISS for each individual account indicating the number of shares and how the shares were voted. The reports are reconciled quarterly.

Conflicts of Interest

PIA has developed this policy to serve the collective interests of our clients, and accordingly, will generally vote pursuant to this policy when conflicts of interest arise.  Potential conflicts of interest may arise through business relationships, personal relationships, or familial relationships involving PIA or PIA personnel.  When there are proxy voting proposals, however, that give rise to conflicts of interest the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests if its clients.

PIA maintains detailed records on proxy voting. PIA clients may obtain information about how their proxies were voted or a copy of appropriate Proxy Voting Reports by contacting Jeff Pfeffer (phone: 215-419-6946; email: jeff.pfeffer@piadvisors.net).

ISS 2008 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•                  The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•                  Motivation and rationale for establishing the agreements;

•                  Quality of disclosure; and

•                  Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

(1) In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•                  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

•                  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2008 Classification of Directors

Inside Director (I)

•                  Employee of the company or one of its affiliates(1);

•                  Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

•                  Listed as a Section 16 officer(2);

•                  Current interim CEO;

•                  Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

•                  Board attestation that an outside director is not independent;

•                  Former CEO of the company(3);

•                  Former CEO of an acquired company within the past five years;

•                  Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;(4)

•                  Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

•                  Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

•                  Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

•                  Relative(5) of a current Section 16 officer of company or its affiliates;

•                  Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

•                  Relative(5) of former Section 16 officer, of company or its affiliate within the last five years;

•                  Currently provides (or a relative(5) provides) professional services(6) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

•                  Employed by (or a relative(5) is employed by) a significant customer or supplier(7);

•                  Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (7)

•                  Any material financial tie or other related party transactional relationship to the company;

•                  Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

•                  Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (8)

•                  Founder (9) of the company but not currently an employee;

•                  Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

Independent Outside Director (IO)

•                  No material(10) connection to the company other than a board seat.

Footnotes:

(1) “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) “Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company’s initial public offering (IPO).

(4) ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5) “Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(7) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues.  (The recipient is the party receiving the financial proceeds from the transaction).

(8) Interlocks include:  (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

(9) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(10) For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

•                  The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company’s ballot; and

•                  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•                  If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

(2) Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•                  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•                  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

•                  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•                  Effectively disclosed information with respect to this structure to its shareholders;

•                  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•                  The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•                  The ownership threshold proposed in the resolution;

•                  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Performance Test for Directors

On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA)

for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total		100%
Stock Performance			50%
5-year TSR	Market
Total			100%

*Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted.  In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

•                  Year-to-date performance;

•                  Situational circumstances;

•                  Change in management/board;

•                  Overall governance practices.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price;

•                  Fairness opinion;

•                  Financial and strategic benefits;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives for the business;

•                  Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•                  Impact on the balance sheet/working capital;

•                  Potential elimination of diseconomies;

•                  Anticipated financial and operating benefits;

•                  Anticipated use of funds;

•                  Value received for the asset;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•                  Dilution to existing shareholders’ position;

•                  Terms of the offer;

•                  Financial issues;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues;

•                  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•                  The reasons for the change;

•                  Any financial or tax benefits;

•                  Regulatory benefits;

•                  Increases in capital structure;

•                  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•                  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•                  Offer price/premium;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives/offers considered; and

•                  Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•                  Cash-out value;

•                  Whether the interests of continuing and cashed-out shareholders are balanced; and

•                  The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•                  Percentage of assets/business contributed;

•                  Percentage ownership;

•                  Financial and strategic benefits;

•                  Governance structure;

•                  Conflicts of interest;

•                  Other alternatives;

•                  Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•                  Management’s efforts to pursue other alternatives;

•                  Appraisal value of assets; and

•                  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

•                  Dilution to existing shareholders’ position;

•                  Terms of the offer;

•                  Financial issues;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues;

•                  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•                  Tax and regulatory advantages;

•                  Planned use of the sale proceeds;

•                  Valuation of spinoff;

•                  Fairness opinion;

•                  Benefits to the parent company;

•                  Conflicts of interest;

•                  Managerial incentives;

•                  Corporate governance changes;

•                  Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•                  Prolonged poor performance with no turnaround in sight;

•                  Signs of entrenched board and management;

•                  Strategic plan in place for improving value;

•                  Likelihood of receiving reasonable value in a sale or dissolution; and

•                  Whether company is  actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•                  The reasons for reincorporating;

•                  A comparison of the governance provisions;

•                  Comparative economic benefits; and

•                  A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•                  Rationale;

•                  Good performance with respect to peers and index on a five-year total shareholder return basis;

•                  Absence of non-shareholder approved poison pill;

•                  Reasonable equity compensation burn rate;

•                  No non-shareholder approved pay plans; and

•                  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders;

•                  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•                  More simplified capital structure;

•                  Enhanced liquidity;

•                  Fairness of conversion terms;

•                  Impact on voting power and dividends;

•                  Reasons for the reclassification;

•                  Conflicts of interest; and

•                  Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•                  Adverse governance changes;

•                  Excessive increases in authorized capital stock;

•                  Unfair method of distribution;

•                  Diminution of voting rights;

•                  Adverse conversion features;

•                  Negative impact on stock option plans; and

•                  Alternatives such as spin-off.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of  stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2%  and the mean plus one standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.  The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Disconnect

Generally vote AGAINST plans in which:

•                  There is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

•                  The main source of the pay increase (over half) is equity-based; and

•                  The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

•                  The compensation committee has reviewed all components of the CEO’s compensation, including the following:

•                  Base salary, bonus, long-term incentives;

•                  Accumulative realized and unrealized stock option and restricted stock gains;

•                  Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

•                  Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

•                  Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

•                  A tally sheet with all the above components should be disclosed for the following termination scenarios:

•                  Payment if termination occurs within 12 months: $          ;

•                  Payment if “not for cause” termination occurs within 12 months: $          ;

•                  Payment if “change of control” termination occurs within 12 months: $          .

•                  The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year.  The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program.  From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure.  The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•                  The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers.  A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers.  Performance-based equity awards are earned or paid out based on the achievement of company performance targets.  The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets.  From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4)  Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•                  The compensation committee has the sole authority to hire and fire outside compensation consultants.  The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding.  The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure.  A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure.  However, these grants will ultimately vest over time even without the attainment of the goal(s).

2008 Burn Rate Table

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean+STDEV	Mean	Standard Deviation	Mean+STDEV
1010	Energy	1.71%	1.39%	3.09%	2.12%	2.31%	4.43%
1510	Materials	1.16%	0.77%	1.93%	2.23%	2.26%	4.49%
2010	Capital Goods	1.51%	1.04%	2.55%	2.36%	2.03%	4.39%
2020	Commercial Services & Supplies	2.35%	1.70%	4.05%	2.20%	2.03%	4.23%
2030	Transportation	1.59%	1.22%	2.80%	2.02%	2.08%	4.10%
2510	Automobiles & Components	1.89%	1.10%	2.99%	1.73%	2.05%	3.78%
2520	Consumer Durables & Apparel	2.02%	1.31%	3.33%	2.10%	1.94%	4.04%
2530	Hotels Restaurants & Leisure	2.15%	1.18%	3.33%	2.32%	1.93%	4.25%
2540	Media	1.92%	1.35%	3.27%	3.33%	2.60%	5.93%
2550	Retailing	1.86%	1.04%	2.90%	3.15%	2.65%	5.80%
3010, 3020, 3030	Food & Staples Retailing	1.69%	1.23%	2.92%	1.82%	2.03%	3.85%
3510	Health Care Equipment & Services	2.90%	1.67%	4.57%	3.75%	2.65%	6.40%
3520	Pharmaceuticals & Biotechnology	3.30%	1.66%	4.96%	4.92%	3.77%	8.69%
4010	Banks	1.27%	0.88%	2.15%	1.07%	1.12%	2.19%
4020	Diversified Financials	2.45%	2.07%	4.52%	4.41%	5.31%	9.71%
4030	Insurance	1.21%	0.93%	2.14%	2.07%	2.28%	4.35%
4040	Real Estate	1.04%	0.81%	1.85%	0.80%	1.21%	2.02%
4510	Software & Services	3.81%	2.30%	6.11%	5.46%	3.81%	9.27%
4520	Technology Hardware & Equipment	3.07%	1.74%	4.80%	3.43%	2.40%	5.83%
4530	Semiconductors & Semiconductor Equipment	3.78%	1.81%	5.59%	4.51%	2.30%	6.81%
5010	Telecommunication Services	1.57%	1.23%	2.80%	2.69%	2.41%	5.10%
5510	Utilities	0.72%	0.50%	1.22%	0.59%	0.66%	1.25%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Annual Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

•                  Egregious employment contracts:

•                  Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

•                  Excessive perks:

•                  Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•                  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•                  Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts:

•                  Inclusion of additional years of service not worked that result in significant payouts

•                  Inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package:

•                  Excessive “make whole” provisions;

•                  Any of the poor pay practices listed in this policy;

•                  Excessive severance and/or change-in-control provisions:

•                  Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

•                  Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•                  Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•                  Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•                  Poor disclosure practices:

•                  Unclear explanation of how the CEO is involved in the pay setting process;

•                  Retrospective performance targets and methodology not discussed;

•                  Methodology for benchmarking practices and/or peer group not disclosed and explained;

•      Internal Pay Disparity:

•      Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•      Options backdating (covered in a separate policy);

•      Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards.  Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•                  Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•                  Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•                  The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                  The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                  The general vesting provisions of option grants; and

•                  The distribution of outstanding option grants with respect to the named executive officers;

•                  Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•                  Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Proposals and Policies

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:

1. The following five global principles apply to all markets:

•                  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•                  Avoid arrangements that risk “pay for failure”:  This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•                  Maintain an independent and effective compensation committee:  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•                  Provide shareholders with clear, comprehensive compensation disclosures:  This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•                  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•                  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•                  Evaluation of peer groups used to set target pay or award opportunities;

•                  Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•                  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•                  Balance of fixed versus performance-driven pay;

•                  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•                  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•                  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                  A minimum vesting of three years for stock options or restricted stock; or

•                  Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                  A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•                  If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Length of time of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•                  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price—should be set at fair market or a premium to market;

•                  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•                  Executive officers and non-employee directors are excluded from participating;

•                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•                  Eligibility;

•                  Vesting;

•                  Bid-price;

•                  Term of options;

•                  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•                  Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•                  Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•                  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•                  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•                  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•                  What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•                  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•                  Can shareholders assess the correlation between pay and performance based on the current disclosure?

•                  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•                  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•                  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•                  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•                  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•                  An executive may not trade in company stock outside the 10b5-1 Plan.

•                  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•                  If the company has adopted a formal recoupment bonus policy; or

•                  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•                  The triggering mechanism should be beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines, or

•                  A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

•                  A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Animal Welfare

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•                  The company has been the subject of recent, significant controversy related to its testing programs.

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•                  The company has already published a set of animal welfare standards and monitors compliance;

•                  The company’s standards are comparable to or better than those of peer firms; and

•                  There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•                  The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•                  The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•                  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•                  Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•                  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•                  Whether the company has adequately disclosed the financial risks of the lending products in question;

•                  Whether the company has been subject to violations of lending laws or serious lending controversies;

•                  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•                  The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

•                  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•                  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•                  Current regulations in the markets in which the company operates;

•                  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•                  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

•                  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•                  Whether the company has gone as far as peers in restricting advertising;

•                  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•                  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•                  The percentage of the company’s business affected;

•                  The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

•                  Whether the company complies with all local ordinances and regulations;

•                  The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•                  The risk of any health-related liabilities.

Spin-off tobacco-related businesses:

•                  The percentage of the company’s business affected;

•                  The feasibility of a spin-off;

•                  Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business; or

•                  The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•                  The degree of board diversity;

•                  Comparison with peer companies;

•                  Established process for improving board diversity;

•                  Existence of independent nominating committee;

•                  Use of outside search firm;

•                  History of EEO violations.

Equality of Opportunity and Glass Ceiling

Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs;

•                  The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

•                  The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive;

•                  The company has well-documented programs addressing diversity initiatives and leadership development;

•                  The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

•                  The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EEO1 data or the composition of the company’s workforce considering:

•                  Existing disclosure on the company’s diversity initiatives and policies;

•                  Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Sexual Orientation and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Climate Change and the Environment

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•                  The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•                  The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•                  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFO)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•                  The company does not directly source from CAFOs.

Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

•                  The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

•                  The company’s level of participation in voluntary energy efficiency programs and initiatives;

•                  The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and

•                  The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

•                  The company’s compliance with applicable regulations and guidelines;

•                  The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

•                  The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

•                  Operations in the specified regions are not permitted by current laws or regulations;

•                  The company does not currently have operations or plans to develop operations in these protected regions; or,

•                  The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•                  The nature of the company’s business and the percentage affected;

•                  The extent that peer companies are recycling;

•                  The timetable prescribed by the proposal;

•                  The costs and methods of implementation;

•                  Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•                  The relevance of the issue to be linked to pay;

•                  The degree that social performance is already included in the company’s pay structure and disclosed;

•                  The degree that social performance is used by peer companies in setting pay;

•                  Violations or complaints filed against the company relating to the particular social performance measure;

•                  Artificial limits sought by the proposal, such as freezing or capping executive pay;

•                  Independence of the compensation committee;

•                  Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•                  The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•                  The company’s existing healthcare policies, including benefits and healthcare access for local workers; and

•                  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

International Issues, Labor Issues, and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations; and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Codes of Conduct

Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

•                  The degree to which existing human rights policies and practices are disclosed;

•                  Whether or not existing policies are consistent with internationally recognized labor standards;

•                  Whether company facilities are monitored and how;

•                  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                  The company’s primary business model and methods of operation;

•                  Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

•                  Whether the company has been recently involved in significant labor and human rights controversies or violations;

•                  Peer company standards and practices; and

•                  Union presence in company’s international factories.

Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

•                  Current disclosure of applicable risk assessment report(s) and risk management procedures;

•                  The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•                  The nature, purpose, and scope of the company’s operations in the specific region(s); and,

•                  The degree to which company policies and procedures are consistent with industry norms.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•                  The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•                  Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•                  The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•                  The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•                  The level of controversy or litigation related to the company’s international human rights policies and procedures.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•                  Company compliance with or violations of the Fair Employment Act of 1989;

•                  Company antidiscrimination policies that already exceed the legal requirements;

•                  The cost and feasibility of adopting all nine principles;

•                  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•                  The potential for charges of reverse discrimination;

•                  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•                  The level of the company’s investment in Northern Ireland;

•                  The number of company employees in Northern Ireland;

•                  The degree that industry peers have adopted the MacBride Principles; and

•                  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

•                  The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•                  Current disclosure of applicable risk assessment(s) and risk management procedures;

•                  Compliance with U.S. sanctions and laws;

•                  Consideration of other international policies, standards, and laws; and

•                  Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•                  Risks associated with certain international markets;

•                  The utility of such a report to shareholders;

•                  The existence of a publicly available code of corporate conduct that applies to international operations.

Vendor Standards

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•                  The company does not operate in countries with significant human rights violations;

•                  The company has no recent human rights controversies or violations; or

•                  The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•                  Past performance relative to its peers;

•                  Market in which fund invests;

•                  Measures taken by the board to address the issues;

•                  Past shareholder activism, board activity, and votes on related proposals;

•                  Strategy of the incumbents versus the dissidents;

•                  Independence of directors;

•                  Experience and skills of director candidates;

•                  Governance profile of the company;

•                  Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•                  Proposed and current fee schedules;

•                  Fund category/investment objective;

•                  Performance benchmarks;

•                  Share price performance as compared with peers;

•                  Resulting fees relative to peers;

•                  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•                  Stated specific financing purpose;

•                  Possible dilution for common shares;

•                  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•                  Potential competitiveness;

•                  Regulatory developments;

•                  Current and potential returns; and

•                  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•                  The fund’s target investments;

•                  The reasons given by the fund for the change; and

•                  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•                  Political/economic changes in the target market;

•                  Consolidation in the target market; and

•                  Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•                  Potential competitiveness;

•                  Current and potential returns;

•                  Risk of concentration;

•                  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•                  Strategies employed to salvage the company;

•                  The fund’s past performance;

•                  The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•                  The degree of change implied by the proposal;

•                  The efficiencies that could result;

•                  The state of incorporation;

•                  Regulatory standards and implications.

Vote AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust;

•                  Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•                  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•                  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•                  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•                  Regulations of both states;

•                  Required fundamental policies of both states;

•                  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives;

•                  The proposed distributor’s reputation and past performance;

•                  The competitiveness of the fund in the industry;

•                  The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•                  Resulting fee structure;

•                  Performance of both funds;

•                  Continuity of management personnel;

•                  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s Net Asset Value (NAV);

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

ISS 2008 International Proxy Voting Guidelines Summary

The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•                  There are concerns about the accounts presented or audit procedures used; or

•                  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•                  There are serious concerns about the accounts presented or the audit procedures used;

•                  The auditors are being changed without explanation; or

•                  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•                  There are serious concerns about the statutory reports presented or the audit procedures used;

•                  Questions exist concerning any of the statutory auditors being appointed; or

•                  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•                  Adequate disclosure has not been provided in a timely manner;

•                  There are clear concerns over questionable finances or restatements;

•                  There have been questionable transactions with conflicts of interest;

•                  There are any records of abuses against minority shareholder interests; or

•                  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

ISS Classification of Directors – International Policy 2008

Executive Director

•         Employee or executive of the company;

•                            Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•                            Any director who is attested by the board to be a non-independent NED;

•                            Any director specifically designated as a representative of a significant shareholder of the company;

•                            Any director who is also an employee or executive of a significant shareholder of the company;

•                            Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•                            Government representative;

•                            Currently provides (or a relative(1) provides) professional services(2) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•                            Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(3));

•                            Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•                            Relative(1) of a current employee of the company or its affiliates;

•                            Relative(1) of a former executive of the company or its affiliates;

•                            A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•                            Founder/co-founder/member of founding family but not currently an employee;

•                            Former executive (5 year cooling off period);

•                            Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.(4)

Independent NED

•         No material(5) connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•                            Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

(1)   “Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(2)   Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(3)   If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

(4)   For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

(5)   For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•                  There are serious questions about actions of the board or management for the year in question; or

•                  Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•                  Clear evidence of past abuse of the authority is available; or

•                  The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

THE GLENMEDE PORTFOLIOS

PART C. OTHER INFORMATION

PEA #23

Item 23.    Exhibits

(a)                                                                                  Master Trust Agreement, dated March 3, 1992, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on December 29, 1995.

(b)                                 (1)                                  By-Laws of the Registrant, dated March 3, 1992, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 6.

(2)                                 Amendment No. 1 to the By-Laws of the Registrant, adopted on September 15, 2004, is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on December 12, 2004 (“Post-Effective Amendment No. 18”).

(c)                                                                                  See: Articles IV and V of Registrant’s Master Trust Agreement, which is incorporated herein by reference as Exhibit (a); and Article 7 of Registrant’s By-laws, which are incorporated herein by reference as Exhibit (b).

(d)                                 (1)                                 Investment Advisory Agreement between the Registrant and The Glenmede Trust Company, dated June 5, 1992, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6.

(2)                                  Supplement, dated March 2, 1993, to the Investment Advisory Agreement between the Registrant and The Glenmede Trust Company, relating to the New Jersey Muni and Maryland Muni Portfolios is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 6.

(3)                                  Amendment No. 1, dated September 13, 1994, to the Investment Advisory Agreement between the Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 6.

(4)                                  Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc., with respect to the Investment Advisory Agreement between the Registrant and The Glenmede Trust Company, relating to the New Jersey Muni and Muni Intermediate Portfolios, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on February 28, 2001(“Post-Effective Amendment No. 13”).

(5)                                  Amendment No. 2, dated January 1, 2007, to the Investment Advisory Agreement among the Registrant, Glenmede Advisers, Inc. and Glenmede Investment Management LP is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on February 23, 2007 (“Post-Effective Amendment No. 22”).

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(e)                                  (1)                                 Distribution Agreement, dated October 1, 2001, between the Registrant and Quasar Distributors, Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No.14 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on January 29, 2002 (“Post-Effective Amendment No. 14”).

(f)                                                                                    Not Applicable.

(g)                                 (1)                                 Custody Agreement, dated September 1, 2001, between the Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 14.

(2)                                  Amendment to Custody Agreement, effective March 28, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-46593/811-6578) filed with the SEC on December 12, 2003 (“Post-Effective Amendment No. 16”).

(3)                                  First Amendment to Custody Agreement, dated December 10, 2003, between the Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 17 (Nos. 33-46593/811-6578) filed with the SEC on February 27, 2004 (“Post-Effective Amendment No. 17”).

(h)                                 (1)                                 Administration Agreement, dated as of September 1, 2002, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 14.

(2)                                  Transfer Agency Agreement, dated as of September 1, 2002, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 14.

(3)                                  Amended and Restated Shareholder Servicing Agreement, dated as of January 1, 2004 and Plan, dated as of December 10, 2003, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 17.

(4)                                  First Amendment to Administration Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 17.

(5)                                  First Amendment to Transfer Agency Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 17.

(6)                                  Termination and Renewal Agreement, dated August 1, 2007 between Registrant and State Street Bank and Trust Company is filed herein as Exhibit (h)(6).

(i)                                     (1)                                 Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit 10 of Post-Effective Amendment (No. 9 Nos. 33-46593/811-6578) filed with the SEC on March 2, 1998 (“Post-Effective Amendment No. 9”).

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(j)                                     (1)                                 Consent of Drinker Biddle & Reath LLP, dated February 28, 2008, is filed herein as Exhibit (j)(1).

(2)                                  Consent of Independent Registered Public Accounting Firm, dated February 28, 2008, is filed herein as Exhibit (j)(2).

(k)                                  Not Applicable.

(l)                                     (1)                                Purchase Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 9.

(2)                                 Purchase Agreement between the Registrant and The Glenmede Trust Company relating to the New Jersey Muni and Maryland Muni Portfolios, dated November 1, 1993, is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 6.

(m)                               Not Applicable.

(n)                                 Not Applicable.

(p)                                 (1)                                Revised Code of Ethics of The Glenmede Portfolios is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 22.

(2)                            Amended Code of Ethics of Glenmede Investment Management LP is filed herein as Exhibit (p)(2).

(q)                                 (1)                                Powers of Attorney for Willard S. Boothby, Jr., Francis J. Palamara, G. Thompson Pew, Jr., and H. Franklin Allen, Ph.D. are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 22.

(2)                                  Powers of Attorney for Susan W. Catherwood, William L. Cobb, Jr., Gail E. Keppler and Harry Wong are filed herein as Exhibit (q)(2).

Item 24.                                                  Persons Controlled by or Under Common Control with Registrant

Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Trustees.

Item 25.                                                  Indemnification

Reference is made to Article VI of Registrant’s Master Trust Agreement which is incorporated herein by reference as Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate

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jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                                                  Business and Other Connections of Investment Advisor

Reference is made to the caption of “Investment Advisor” in the Prospectus in Part A of this Registration Statement and “Investment Advisory and Other Services” in Part B of this Registration Statement.

Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant’s affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 2005, as well as the capacity in which such person was connected.

Name and Position with Glenmede Investment Management LP

Business Address of other

Connection with other Company

Albert E. Piscopo Managing Partner	The Glenmede Trust Company, N.A.	Director, President and Chief Executive Officer
	Glenmede Advisers, Inc.	Director, President and Chief Executive Officer/Board Member
	Rittenhouse Square Indemnity Ltd.	Director/Board Member

	Community College of Philadelphia	Director

	Lightport.com	Director

	Opera Company of Philadelphia	Director/Treasurer, Chair Finance Committee
	Drexel Hill School of the Holy Child	Trustee

James R. Belanger Managing Partner	The Glenmede Trust Company, N.A.	Senior Vice President, Corporate Counsel and Managing Director of Business Assurance

	Glenmede Advisers, Inc.	Direcotor, Senior Vice President, Corporate Counsel and Managing Director of Business Assurance

	Rittenhouse Square Indemnity, Ltd.	Officer/Board Member

	Tilton Family Trust	Co-Trustee

	Louis Tilton Rev. Trust	Co-Trustee

	United Way Fund Distribution Committee	Member

Laura Williamson Managing Partner	The Glenmede Trust Company, N.A.	Executive Vice President and Chief Operating Officer
	Glenmede Advisers, Inc.	Director, Senior Vice President, Chief Financial Officer and Treasurer

Mary Ann B. Wirts Managing Partner and Chief Administrative Officer	The Glenmede Trust Company, N.A.	First Vice President and Managing Director of Fixed Income

	Glenmede Advisers, Inc.	Director and First Vice President

	Woodmere Art Museum National	Vice President/Board Member

4

	Society of Colonial Dames	Asst. Treasurer/Board Member

	Morris Animal Refuge Endowment Fund	Trustee

	The Acorn Club	Vice President/Board Member

Gordon B. Fowler	The Glenmede Trust Company, N.A.	Executive Vice President and Chief Investment Officer

	Glenmede Advisers, Inc.	Managing Partner and Chief Investment Officer

Robert J. Mancuso Lead Portfolio Manager	The Glenmede Trust Company, N.A.	First Vice President and Managing Director of Equities
	Glenmede Advisers, Inc.	First Vice President

Stephen J. Mahoney Lead Portfolio Manager	The Glenmede Trust Company, N.A.	First Vice President
	Glenmede Advisers, Inc.	First Vice President

Stephen R. Point Lead Portfolio Manager	The Glenmede Trust Company, N.A.	First Vice President
	Glenmede Advisers, Inc.	First Vice President

Anthony K. Iuliano Director of Equity Trading	The Glenmede Trust Company, N.A.	First Vice President
	Glenmede Advisers, Inc.	First Vice President

Peter Zuleba Director of Fundamental Research	The Glenmede Trust Company, N.A.	First Vice President
	Glenmede Advisers, Inc.	First Vice President

George F. Foley Lead Portfolio Manager	The Glenmede Trust Company, N.A.	First Vice President
	Glenmede Advisers, Inc.	First Vice President

Vladimir de Vassal Director of Quantitative Research	The Glenmede Trust Company, N.A.	First Vice President
	Glenmede Advisers, Inc.	First Vice President

Kimberly C. Osborne Client Service Manager	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

Rosemarie J. Kane Client Service & Portfolio Execution Manager	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

Christopher J. Colarik Portfolio Manager	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

John R. Kichula Research Analyst	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

Cynthia Axelrod Research Analyst	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

R. Bradford Hoopman Research Analyst	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

John Thomas Portfolio Manager	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

5

Paul T. Sullivan Portfolio Manager	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

Adam Conish Portfolio Manager	The Glenmede Trust Company, N.A.	Senior Investment Officer
	Glenmede Advisers, Inc.	Senior Investment Officer

Wade Wescott Research Analyst	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

Stacey Shelfer Client Service Manager	The Glenmede Trust Company, N.A.	Vice President
	Glenmede Advisers, Inc.	Vice President

Donna Tiller Equity Trader	The Glenmede Trust Company, N.A	Vice President
	Glenmede Advisers, Inc.	Vice President

Item 27.                                                   Principal Underwriters.

(a)          In addition to The Glenmede Portfolios, Quasar Distributors, LLC (“Quasar Distributors”) currently acts as distributor for The Glenmede Fund, Inc. Quasar Distributors also acts as principal underwriter for the following investment companies:

Academy Funds Trust	Fort Pitt Capital Group, Inc.	Nicholas Funds
ActivePassive Funds	Fund X Funds	Osterweis Funds
AIP Alternative Strategies Funds	Fusion Funds, LLC	Perkins Capital Management
AIP - UNDERLYING FUNDS TRUST	Geneva Advisors All Cap Growth Fund	Permanent Portfolio Funds
Akros Absolute Return Fund	Glenmede Fund, Inc.	Perritt Opportunities Funds
Al Frank Funds	Glenmede Portfolios	Phocas Financial Funds
Allied Asset Advisors Funds	Greenspring Fund	PIA Funds
Alpine Equity Trust	Greenville Small Cap Growth Fund	PIC Funds
Alpine Income Trust	Guinness Atkinson Funds	Portfolio 21
Alpine Series Trust	Harding Loevner Funds	Primecap Odyssey Funds
American Trust	Hennessy Funds, Inc	Prospector Funds
Appleton Group	Hennessy Mutual Funds, Inc.	Prudent Bear Funds, Inc.
Ascentia Funds	Hester Total Return Fund	Purisima Funds
Brandes Investment Trust	High Pointe Funds	Quaker Investment Trust
Brandywine Blue Funds, Inc.	Hodges Fund	Rainier Funds
Brazos Mutual Funds	Hotchkis and Wiley Funds	Rigel Capital, LLC
Bridges Investment Fund, Inc.	Huber Funds	Rockland Small Cap Growth Fund
Bristlecone Value Fund	Intrepid Capital Management	Robesco Funds
Buffalo Funds	Jacob Internet Fund Inc.	Seascape Funds
Capital Advisors Funds	Jensen Portfolio	Smead Value Fund
Chase Funds	Julius Baer Funds	Snow Fund
Cookson Peirce	Kensington Funds	Stephens Management Co.
Counterpoint Select Fund	Keystone Mutual Funds	Structured Investment Fund
Country Funds	Kiewit Investment Fund L.L.L.P.	Summit Funds
Cullen Funds	Kirr Marbach Partners Funds, Inc	Teberg Fund
Duncan-Hurst Funds	Leader Short Term Bond Fund	Thompson Plumb (TIM)
Edgar Lomax Value Fund	LKCM Funds	Thunderstorm Mutual Funds
Empiric Funds, Inc.	Marketfield Fund	TIFF Investment Program, Inc.

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Everest Funds	Masters’ Select Fund Trust	Tygh Capital Management
Fairholme Fund	Matrix Asset Advisors, Inc.	USA Mutuals Funds
FFTW Funds, Inc.	McCarthy Fund	Villere Fund
FIMCO Funds	Monetta Fund, Inc.	Wisconsin Capital Funds, Inc.
First American Funds, Inc.	Monetta Trust	Winslow Mgmt through the Forum Trust
First Amer Investment Funds, Inc.	MP63 Fund	WY Funds
First Amer Strategy Funds, Inc.	Muhlenkamp (Wexford Trust)

(b)                                 Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

CRD # on Form BD

103848

(c)                                  Not Applicable.

Item 28.                                                   Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(1)                                  Glenmede Investment Management LP

One Liberty Place

1650 Market Street, Suite 1200

Philadelphia, Pennsylvania 19103

(records relating to its functions as investment advisor)

(2)                                  State Street Bank and Trust Company

Post Office Box 5049

Boston, MA 02206-5049

(records relating to its functions as custodian, administrator, transfer agent and dividend disbursing agent)

(3)                                  Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI  53202

(records relating to its functions as distributor)

(4)                                  Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, Pennsylvania  19103-6996

(Registrant’s minute books)

Item 29.                                                    Management Services.

Not Applicable.

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Item 30.                                                    Undertakings.

(a)                                  Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders’ right to call a meeting of shareholders for the purpose of voting on the removal of trustees and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant’s outstanding voting shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of trustees, and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

(b)                                 Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant’s latest annual report to shareholders, upon request and without delay.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 23 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 28th day of February, 2008.

THE GLENMEDE PORTFOLIOS

By	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer
(Chief Executive Officer and Chief Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement had been signed below by the following persons in the capacities indicated on the 28th day of February, 2008.

Signature	Title	Date

*	Chairman	February 28, 2008
G. Thompson Pew, Jr.

/s/ Mary Ann B. Wirts	President	February 28, 2008
Mary Ann B. Wirts	(Chief Executive Officer) and Treasurer (Chief Financial Officer)

*	Director	February 28, 2008
H. Franklin Allen, Ph.D.

*	Director	February 28, 2008
Willard S. Boothby, Jr

*	Director	February 28, 2008
Susan W. Catherwood

*	Director	February 28, 2008
William L. Cobb, Jr.

*	Director	February 28, 2008
Gail E. Keppler

9

*	Director	February 28, 2008
Francis J. Palamara

*	Director	February 28, 2008
Harry Wong

*By	/s/ Michael P. Malloy
Michael P. Malloy, Attorney-in-fact

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EXHIBIT INDEX

Exhibit No.

(h)	(6)	Termination and Renewal Agreement

(j)	(1)	Consent of Drinker Biddle & Reath LLP

(j)	(2)	Consent of Independent Registered Public Accounting Firm

(p)	(2)	Amended Code of Ethics of Glenmede Investment Management LP

(q)	(2)	Powers of Attorney